Exhibit 10.13

LONZA SUBLICENSE AGREEMENT

between

MEDIMMUNE, LLC

and

VIELA BIO, INC.

Dated as of February 23, 2018

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TABLE OF CONTENTS

Article 1 DEFINITIONS		2

Article 2 GRANT OF RIGHTS		3

2.1.	Grant	3

2.2.	Application of Lonza License Agreement	3

2.3.	Maintenance of the Lonza License Agreement	4

2.4.	Restrictions on Use and Transfer of Cell Lines	4

2.5.	No Other Rights Granted by MedImmune	5

Article 3 ASSUMPTION OF LIABILITIES		5

3.1.	General	5

3.2.	Financial Obligations	5

3.3.	Compliance with Applicable Law	6

Article 4 CONFIDENTIALITY AND NON-DISCLOSURE		6

4.1.	Lonza’s’ Confidential Information	6

4.2.	Permitted Use and Disclosures	7

4.3.	Public Disclosure	7

Article 5 INDEMNITY, LIMITATIONS AND INSURANCE		7

5.2.	Indemnification of MedImmune	7

5.3.	Indemnification of Spinco	7

5.4.	Procedure	8

5.5.	Limitation of Liability	8

5.6.	Disclaimer of Warranties	8

5.7.	Insurance	8

Article 6 TERM AND TERMINATION		9

6.1.	Term and Expiration	9

6.2.	Termination	9

6.3.	Effect of Termination	10

6.4.	Accrued Rights	10

Article 7 MISCELLANEOUS		10

7.1.	Independent Contractor	10

7.2.	Governing Law, Jurisdiction, Venue and Service	10

7.3.	Notices	11

7.4.	No Benefit to Third Parties	12

7.5.	Waiver and Non-Exclusion of Remedies	12

7.6.	Assignment	12

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7.7.	Amendment	13

7.8.	Severability	13

7.9.	English Language	14

7.10.	Counterparts	14

7.11.	Entire Agreement	14

7.12.	Construction	14

SCHEDULES

Schedule 1	Lonza License Agreement

ii

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LONZA SUBLICENSE AGREEMENT

This Lonza Sublicense Agreement (this “Agreement”) is made and entered into as of February 23, 2018 (the “Effective Date”) by and between MedImmune, LLC, a Delaware corporation, whose registered office is at One MedImmune Way, Gaithersburg, Maryland 20878 (and which is a member of the AstraZeneca group of companies) (“MedImmune”) and Viela Bio, Inc., a Delaware corporation (“Spinco”). MedImmune and Spinco are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, Lonza Sales AG (“Lonza”) and MedImmune entered into a Letter Agreement, dated April 16, 2009, incorporating the terms of the Licenses and Services Agreement between Lonza (as successor in title to Lonza Biologics Plc) and AstraZeneca AB, dated January 21, 2005 (as amended by Amendment No. 1, effective as of March 20, 2009) (together, the “Lonza License Agreement” and attached hereto as Schedule 1);

WHEREAS, BioWa, Inc. (“BioWa”) and MedImmune (then called MedImmune, Inc.) entered into a License Agreement dated November 16, 2005 (the “BioWa License Agreement”) pursuant to which BioWa granted MedImmune a non-exclusive, worldwide sublicense under BioWa’s technology to research antibodies made using Potelligent™ Technology;

WHEREAS, under the Lonza License Agreement, MedImmune has developed a cell line for the expression of the antibody [***] binds to CD19 as its intended primary target [***] using Potelligent™ Cells (as defined in the BioWa License Agreement) and Lonza’s LB System Technology (as defined in the Lonza License Agreement) (referred to as [***]) (the “551 Cell Line”) such that the 551 Cell Line is a Transfected Potelligent™ Cell (as defined in the BioWa License Agreement) and is a Cell Line (as defined in the Lonza License Agreement);

WHEREAS, BioWa, Lonza and MedImmune entered into a Non-Exclusive License Agreement, dated November 4, 2013 (the “BioWa/Lonza License Agreement”) pursuant to which BioWa and Lonza granted MedImmune a non-exclusive, worldwide license under BioWa’s and Lonza technology to research antibodies made using Potelligent® [***] (as defined in the BioWa/Lonza License Agreement);

WHEREAS, MedImmune has developed a cell line for the expression of the antibody known as MEDI-7734 that specifically binds to ILT7 as its intended primary target (“MEDI-7734”) using Potelligent® [***] cells and Lonza [***] (as defined in the BioWa/Lonza License Agreement) (referred to as pCLD-2072) (the “7734 Cell Line”) such that the 7734 Cell Line is a Transfected Cell as defined in the BioWa/Lonza License Agreement and is also subject to the Lonza License Agreement (as referred to in the BioWa/Lonza License Agreement).

WHEREAS, MedImmune, MedImmune Limited and AstraZeneca Collaboration Ventures, LLC have agreed to sell, or to procure the sale, to Spinco, of certain assets relating to certain products and programs aimed at treating inflammation and autoimmune disorders, including specified Patents and Know-How relating exclusively to such products or programs, on the terms and subject to the conditions set forth in that certain Asset Purchase Agreement dated February 23, 2018 (the “APA”);

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WHEREAS, MedImmune has by separate agreements granted sublicenses to Spinco under the BioWa License Agreement and the BioWa/Lonza License Agreement and is willing to grant a sublicense to Spinco under the Lonza License Agreement with respect to the Product Cell Lines, and Spinco is willing to receive such sublicense, on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Definitions in this Agreement. Unless otherwise specifically provided herein, capitalized words and phrases used in this Agreement shall have the meaning ascribed to them in the Lonza License Agreement. In addition, the following terms shall have the following meanings:

1.1. “551 Cell Line” has the meaning set forth in the Recitals.

1.2. “551-Product” means any product containing or comprising MEDI-551 expressed using the 551 Cell Line.

1.3. “7734 Cell Line” has the meaning set forth in the Recitals.

1.4. “7734-Product” means any product containing or comprising MEDI-7734 expressed using the 7734 Cell Line.

1.5. “Affiliate” has the meaning set forth in the APA.

1.6. “Agreement” has the meaning set forth in the preamble hereto.

1.7. “APA” has the meaning set forth in the Recitals.

1.8. “Assignment” has the meaning set forth in Section 7.6.2.

1.9. “BioWa/Lonza License Agreement” has the meaning set forth in the Recitals.

1.10. “Business Day” has the meaning set forth in the APA.

1.11. “Effective Date” has the meaning set forth in the preamble hereto.

1.12. “Law” has the meaning set forth in the APA.

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1.13. “Lonza” has the meaning set forth in the Recitals.

1.14. “Lonza AG” has the meaning set forth in the Recitals.

1.15. “Lonza License Agreement” has the meaning set forth in the Recitals.

1.16. “MEDI-551” has the meaning set forth in the Recitals.

1.17. “MEDI-7734” has the meaning set forth in the Recitals.

1.18. “MedImmune” has the meaning set forth in the preamble hereto.

1.19. “Notice” has the meaning set forth in Section 7.3.1.

1.20. “Party” and “Parties” have the meanings set forth in the preamble hereto.

1.21. “Product” means the 551 Product or the 7734 Product as applicable and “Products” means both of them.

1.22. “Product Cell Line” means the 551 Cell Line or the 7734 Cell Line as applicable and “Product Cell Lines” means both of them.

1.23. “Spinco” has the meaning set forth in the preamble hereto.

1.24. “Tax” has the meaning set forth in the APA.

1.25. “Third Party” has the meaning set forth in the APA.

1.26. “Transaction Agreements” has the meaning set forth in the APA.

ARTICLE 2

GRANT OF RIGHTS

2.1. Grant. As of the Effective Date, subject to Section 2.2 and the other terms and conditions of this Agreement, MedImmune hereby grants to Spinco an exclusive (as between MedImmune and Spinco) sublicense under the licenses granted to MedImmune under Sections 6.1 and 10.4 of the Lonza License Agreement, solely for the purpose of Exploiting the Products as a therapeutic pharmaceutical product in humans or for diagnostic, veterinary or any other use worldwide in accordance with the terms and conditions of this Agreement. Spinco shall not grant any sublicense under the rights granted to it by MedImmune hereunder without the prior written approval of MedImmune and, if required, Lonza; provided, that if Lonza has consented to such sublicense in writing Spinco shall provide a copy of such consent to MedImmune and MedImmune’s consent shall not be required.

2.2. Application of Lonza License Agreement. The sublicenses granted by MedImmune in Section 2.1 and any right of Spinco to grant a further sublicense thereunder shall be subject and subordinate to the terms and conditions of the Lonza License Agreement and shall be effective solely to the extent permitted under the terms of the Lonza License Agreement. Without limitation of the foregoing, to the extent that the Lonza License Agreement requires that particular terms or conditions of the Lonza License Agreement be contained or incorporated in any agreement granting a sublicense thereunder, such terms and conditions are hereby deemed to be incorporated herein by reference.

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2.3. Maintenance of the Lonza License Agreement.

2.3.1. MedImmune covenants to Spinco that:

(a) To the extent not expressly delegated to or assumed by Spinco as provided in this Agreement, MedImmune shall fulfill all of its material obligations, including its payment obligations, under the Lonza License Agreement to the extent that failure to do so would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement; and

(b) MedImmune shall not amend, waive, take an action or omit to taking any action that would alter or otherwise modify any of MedImmune’s rights under, or violate or breach, the terms of the Lonza License Agreement during the term of this Agreement, in each case in a manner that would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement and shall not terminate the Lonza License Agreement or the Product Schedule(s) applicable to the Products, in each case without Spinco’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided that MedImmune shall not be required to make any payments to Lonza with respect to the Exploitation of the Products if Spinco is in breach of its payment obligations hereunder and MedImmune may terminate the Lonza License Agreement with respect to a Product if Spinco is in breach of its obligations under Article 3 and fails to remedy such breach within thirty [***] following its receipt of written notice thereof from MedImmune. MedImmune shall promptly notify Spinco of any default under, termination or amendment of the Lonza License Agreement to the extent relevant to Spinco’s rights or obligations under this Agreement.

2.3.2. MedImmune represents and warrants that as of the Effective Date:

(a) MedImmune is entitled to grant the rights and licenses granted to Spinco under this Agreement; and

(b) MedImmune has provided to Spinco an accurate, true and complete copy of the Lonza License Agreement, including all amendments thereto, and except as set out in Schedule 4.4 to the APA, to MedImmune’s knowledge the Lonza License Agreement is in full force and effect, MedImmune has not received any notice that it is in breach of the Lonza License Agreement and none of the parties to the Lonza License Agreement is in breach thereof.

2.4. Restrictions on Use and Transfer of Cell Lines. Any LB System Materials included in the Product Cell Lines shall be deemed to be Confidential Information of Lonza. In addition, the Product Cell Lines are also subject to restrictions as set out in the BioWa License Agreement or the BioWa/Lonza License Agreement (as applicable) and Article 4. Spinco may use the Product Cell Lines to express Products solely in accordance with the terms and conditions of this Agreement and for no other purpose. For clarity, Biological Materials (as defined in the APA) shall not include any LB Materials or LB System Materials except if and to the extent that LB System Materials are incorporated into the Product Cell Line.

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2.5. No Other Rights Granted by MedImmune. Except as expressly provided herein and without limiting the foregoing, MedImmune grants no other right or license not otherwise expressly granted herein.

ARTICLE 3

ASSUMPTION OF LIABILITIES

3.1. General. On and after the Effective Date and as between MedImmune and Spinco and subject to the Transaction Agreements (as defined in the APA), Spinco shall assume responsibility for the Exploitation of the Products and MedImmune and its Affiliates shall have no rights with respect to the Exploitation of the Products except as expressly set forth in the Transaction Agreements. Each Party shall use commercially reasonable efforts to take such actions as the other Party may reasonably require to ensure that the other Party can comply with its obligations under the Lonza License Agreement.

3.2. Financial Obligations.

3.2.1. Assumption of Liability. As consideration for MedImmune granting the sublicense to Spinco in accordance with Section 2.1, Spinco shall be responsible for and shall pay to MedImmune for further payment to Lonza (or, if applicable, to reimburse MedImmune if MedImmune has made a payment to Lonza after the Effective Date that, as between the Parties pursuant to this Agreement, is Spinco’s responsibility), or (if directed in writing by MedImmune) to Lonza, all amounts that are paid or payable by MedImmune to Lonza under the Lonza License Agreement with respect to the Exploitation of Products by Spinco, its Affiliates or sublicensees after the Effective Date, including any royalty or fee payments due solely with respect to the Exploitation of the Products under Article 6 of the Lonza License Agreement. For clarity, MedImmune represents and warrants that Spinco is not a Competing Contract Manufacturer as at the Effective Date.

3.2.2. Reductions and Calculations. The payment obligations assumed by Spinco under Section 3.2.1 will be calculated in accordance with the Lonza License Agreement and subject to the same reductions, step-downs or any other deductions and limitations to such reductions, step-downs or other deductions, to which MedImmune has a right under the Lonza License Agreement such that Spinco shall pay to MedImmune an amount that is equal to the amount that is paid or payable by MedImmune to Lonza under the Lonza License Agreement solely with respect to Exploitation of Products by Spinco, its Affiliates or sublicensees.

3.2.3. Payments and Reports. Unless otherwise directed by MedImmune, Spinco shall pay all amounts that become due for payment in accordance with Section 3.2.1 and provide any required related reports under the Lonza License Agreement solely with respect to the Products to MedImmune or (if directed in writing by MedImmune) to Lonza, in each case in accordance with the terms and conditions of Sections 9.2, 9.3, 9.4 and 9.5 and

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Articles 6, 12 and 13 of the Lonza License Agreement (including as to currency of payment) as if Spinco were a party thereto in place of MedImmune and references to Lonza were to MedImmune; provided, that Spinco shall pay all such amounts and provide such required reports to MedImmune at least [***] ([***]) [***] in advance of the due date for such payment or report under the Lonza License Agreement, so that MedImmune shall in turn satisfy its payment and reporting obligations to Lonza under the Lonza License Agreement in accordance with the requirements thereof. Subject to the foregoing, MedImmune shall be responsible for the timely payment of any amounts due under the Lonza License Agreement, and in the event that MedImmune has timely received the payment from Spinco but fails to make the corresponding payment with respect to a Product when due under the Lonza License Agreement, Spinco shall have the right to make such payment on behalf of MedImmune. In such event, MedImmune shall promptly reimburse Spinco any such amounts paid by Spinco or, at Spinco’s election, Spinco may offset such amounts paid by Spinco against any future amounts payable to MedImmune hereunder.

3.2.4. Records and Audit. Spinco shall keep records as described in Section 6.13 of the Lonza License Agreement solely with respect to the Products and shall grant MedImmune rights to audit such records and books consistent with Lonza’s rights to audit MedImmune pursuant to such section and MedImmune shall have the right to disclose the results of any such audit to Lonza.

3.2.5. Tax. For the avoidance of doubt, Article X of the APA shall govern all matters relating to Tax with respect to the transactions contemplated by this Agreement.

3.2.6. Interest. If either Party fails to pay any amount payable under this Agreement by the due date for such payment, then [***]. Interest shall be calculated on the basis of a year of 365 days and for the actual number of days elapsed, shall accrue from day to day, and shall be compounded quarterly.

3.3. Compliance with Applicable Law. In exercising its rights and performing its obligations under this Agreement, Spinco shall comply in all material respects with applicable laws, regulations and guidelines (including cGMP with respect to Products that will be administered in humans or animals). MedImmune shall perform its obligations under this Agreement in accordance with applicable laws, regulations and guidelines.

ARTICLE 4

CONFIDENTIALITY AND NON-DISCLOSURE

4.1. Lonza’s Confidential Information. Spinco shall comply with Article 13 of the Lonza License Agreement as if it were a Party thereto in place of MedImmune with respect to: (a) information identified by MedImmune as being Confidential Information of Lonza, including the Product Cell Lines; and (b) information disclosed by Lonza to Spinco. For clarity, Spinco shall only have the right to use the Confidential Information described in the preceding sentence to Exploit the Products in accordance with the license granted under Section 2.1 and, pursuant to such license, as otherwise consistent with Article 13 of the Lonza License Agreement.

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4.2. Permitted Use and Disclosures. Spinco shall be required to submit notice to MedImmune under Section 13.3 of the Lonza License Agreement, should Spinco make a disclosure of Lonza’s Confidential Information that is reasonably necessary to comply with applicable governmental regulations, obtaining or enforcing a Patent (as defined in the Lonza License Agreement) or otherwise for the purpose of submitting information to government authorities or conducting clinical trials, in each case with respect to the Product(s).

4.3. Public Disclosure. Spinco shall not issue a press release or make any other public disclosure of the terms of the Lonza License Agreement without the prior written approval of MedImmune.

4.4. Spinco Confidential Information. Information disclosed by or on behalf of Spinco to MedImmune under this Agreement shall be treated as Spinco’s Confidential Information and subject to Section 7.2 of the APA; provided that MedImmune shall be entitled to disclose such information to Lonza pursuant to the Lonza License Agreement.

4.5. Disclosures to Third Parties. Information disclosed by or on behalf of Spinco to Third Parties as may be necessary or useful in connection with the Exploitation of the Product as contemplated by this Agreement shall be treated in accordance with Section 13.3.5 of the Lonza License Agreement.

ARTICLE 5

INDEMNITY, LIMITATIONS AND INSURANCE

5.1. Indemnification of MedImmune. Spinco shall indemnify, defend and hold each AZ Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims including any claims made by Lonza pursuant to Sections 11.3 or 11.4 of the Lonza License Agreement incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by Spinco in this Agreement; (b) the negligence or willful misconduct of Spinco, its Affiliates or sublicensees; or (c) Exploitation of any Product by Spinco, its Affiliates or sublicensees, except in each case to the extent such claim is due to Sections 5.2(a)-(b); provided that, for clarity, if Spinco is in breach of its payment obligations hereunder any failure by MedImmune to make payments to Lonza with respect to the Exploitation of Products shall not constitute negligence or willful misconduct of MedImmune.

5.2. Indemnification of Spinco. MedImmune shall indemnify, defend, and hold each Spinco Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by MedImmune in this Agreement; or (b) the negligence or willful misconduct of MedImmune, its Affiliates or sublicensees (other than Spinco or its Affiliates or sublicensees), except in each case (a) and (b) to the extent such claim is due to Sections 5.1(a)-(c).

5.3. Procedure. The Party seeking indemnification under Sections 5.1-5.2 shall (i) promptly notify the indemnifying Party in writing of the claim for which it seeks indemnification, (ii) give the indemnifying Party sole control of the defense and settlement

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thereof, and (iii) provide the indemnifying Party, at the indemnifying Party’s expense, with reasonable assistance and full information with respect to such claims; provided, however, the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages, or otherwise requires any consideration other than money, without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnifying Party shall have no obligations with respect to such claims if the indemnified Party makes any admission, settlement or other communication regarding such claim without the prior written consent of the indemnifying Party. In addition, the indemnifying Party shall have no obligation to indemnify the indemnified Party for any costs or expenses incurred without the indemnifying Party’s prior written consent.

5.4. Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD IN CONNECTION WITH MATTERS COVERED HEREIN OR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER, AND EXCEPT WITH RESPECT TO ANY LIABILITY PURSUANT TO SECTIONS 5.1 OR 5.2, NEITHER SPINCO NOR MEDIMMUNE SHALL BE LIABLE TO THE OTHER OR THEIR AFFILIATES, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR INDIRECT DAMAGES, INCLUDING FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (IN EACH CASE, WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), OR FOR ANY DAMAGES CALCULATED BY REFERENCE TO A MULTIPLIER OF REVENUE, PROFITS, EBITDA OR SIMILAR METHODOLOGY, CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

5.5. Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY TRANSACTION AGREEMENT, MEDIMMUNE EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE LICENSED INTELLECTUAL PROPERTY OR THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

5.6. Insurance. Spinco shall have and maintain such types and amounts of insurance covering its Exploitation of each Product as (i) is normal and customary in the pharmaceutical industry generally for parties similarly situated; (ii) would normally be insured against by a prudent business in connection with the risks associated with this Agreement; and (iii) is otherwise required by Law. Within [***] ([***]) [***] of written request by MedImmune, Spinco shall provide to MedImmune evidence of its relevant insurance coverage.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 6

TERM AND TERMINATION

6.1. Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Section 6.2, shall continue in effect until expiration or termination of the Lonza License Agreement with respect to the Products. For the avoidance of doubt, when MedImmune’s license under the Lonza License Agreement with respect to a Product becomes fully paid-up and perpetual, Spinco’s license granted under this Agreement with respect to such Product shall become fully paid-up and perpetual.

6.2. Termination.

6.2.1. Either Party may terminate this Agreement immediately upon written notice to the other Party if such other Party materially breaches this Agreement, or such other Party, its Affiliates or sublicensees takes or fails to take any action that, if such action had been taken or failed to be taken by MedImmune, would constitute a material breach of the Lonza License Agreement as further described in Section 12.2 of the Lonza License Agreement, and in either case fails to remedy such breach within thirty (30) days following its receipt of written notice thereof from such Party. Notwithstanding the foregoing, if a Party disputes in good faith a breach alleged by the other Party pursuant to this Section 6.2.1 by written notice to such other Party within such [***] ([***])-[***] period, such other Party shall not have the right to terminate this Agreement unless it has been determined that this Agreement was materially breached in accordance with Section 7.2.2, and such Party fails to comply with its obligations alleged to have been breached within [***] ([***]) [***] after such determination.

6.2.2. Either Party may terminate this Agreement immediately upon written notice if the other Party (a) voluntarily declares or seeks protection under bankruptcy or insolvency laws, (b) has an involuntary petition in bankruptcy filed against it, which petition is not dismissed within [***] ([***]) [***] following it filing, (c) has its business placed in the hands of a receiver or trustee and the appointment of such receiver or trustee if not dissolved within [***] ([***]) [***], (d) ceases to exist as an active business or (e) suffers any other event described in Section 12.3.2 of the Lonza License Agreement.

6.2.3. Spinco may terminate this Agreement for any reason upon thirty (30) days prior written notice to MedImmune.

6.2.4. This Agreement shall automatically terminate in its entirety on termination of the Lonza License Agreement or with respect to a Product on termination of the Lonza License Agreement or applicable Product Schedule with respect to such Product; provided, that if Spinco is not in breach of this Agreement, MedImmune shall, at Spinco’s request, use reasonable efforts to assist Spinco in obtaining a direct license from Lonza with respect to the Products.

6.2.5. Bankruptcy. All rights and licenses granted under or pursuant to this Agreement from MedImmune to Spinco are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy

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Code. MedImmune agrees that Spinco, as sublicensee of certain rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any non-U.S. equivalent thereof; provided, that any such sublicense shall continue to be subject to the Lonza License Agreement. MedImmune further agrees that, in the event of the commencement of a bankruptcy proceeding by or against MedImmune under the U.S. Bankruptcy Code or other applicable Law governing MedImmune, subject to Section 6.2.4, Spinco shall have the right to retain any and all rights and licenses granted to it hereunder, to the maximum extent permitted by applicable law (such as under Sections 365(n)(1) and 365(n)(2) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof), unless MedImmune (or its bankruptcy trustee) elects to assume this Agreement and continue to perform all of its obligations under this Agreement.

6.3. Effect of Termination. On termination of this Agreement in its entirety or with respect to a Product, the licenses granted to Spinco in this Agreement with respect to such Product(s) shall terminate, Spinco shall comply with the terms of Section 12.9, as applicable, of the Lonza License Agreement and the surviving provisions, as applicable, of the Lonza License Agreement, in each case solely with respect to the Products, the Product Cell Lines and related Confidential Information as if it were a party thereto in place of MedImmune.

6.4. Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly or by implication intended to come into or continue in force on termination or expiry of this Agreement, and [***] shall remain in full force and effect.

ARTICLE 7

MISCELLANEOUS

7.1. Independent Contractor. The Parties and each of their respective Affiliates shall each be an independent contractor in the performance of its obligations hereunder.

7.2. Governing Law, Jurisdiction, Venue and Service.

7.2.1. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

7.2.2. Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.2.3. Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

7.2.4. Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 7.3.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

7.3. Notices.

7.3.1. Notice Requirements. All notices or other communications which are required or permitted hereunder (each, a “Notice”) shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile or email, addressed to the Parties at their respective addresses specified in Section 7.3.2 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. All such notices and other communications required or permitted by this Agreement shall be deemed to have been duly given (a) if sent to a recipient at the proper address as determined pursuant to this Section 7.3.1 by registered or certified mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (b) if sent by Express Mail, Federal Express or similar reputable overnight delivery service that maintains records of receipt for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender’s account; (c) if sent by facsimile transmission or email, on the date of transmission with electronic confirmation of transmission; and (d) if delivered by hand, on the date of delivery.

7.3.2. Address for Notice.

If to MedImmune, to:

MedImmune, LLC

950 Wind River Lane

Gaithersburg, MD 20878

Attention: General Counsel

With a copy (which shall not constitute notice) to:

[***]

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If to Spinco, to:

Viela Bio, Inc.

1 Medimmune Way

Gaithersburg, MD 20878

Attention: Bing Yao

With a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

701 Pennsylvania Ave., NW, Suite 900

Washington, DC 20004

Attention: Christopher Jeffers

7.4. No Benefit to Third Parties. With the exception of Sections 3.1 and 3.2.1 that are drafted for the benefit of Lonza and, accordingly, may be enforced by Lonza, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified person under Article 5, such provisions shall not be construed as conferring any rights on any other persons.

7.5. Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

7.6. Assignment.

7.6.1. No Party may assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly (by operation of Law or otherwise), without the prior written approval of the other Party and any attempted assignment without such required approval shall be null, void and of no effect; provided, however, that (a) MedImmune may assign its rights, interests or obligations hereunder to an Affiliate of MedImmune or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates, in each case without Spinco’s prior written approval and (b) Spinco may assign its rights, interests, and obligations hereunder (in whole and not in part) to a wholly owned Affiliate of Spinco without MedImmune’s prior written approval. In addition, following the earlier to occur of (c) the consummation in full of the Milestone Closing (as defined in the Securities Purchase Agreement) and (d) the consummation of a

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Qualified IPO (as defined in the Restated Certificate (as defined in the Securities Purchase Agreement)), Spinco may assign its applicable rights, interests, and obligations hereunder related to one or both Products to a Third Party without MedImmune’s prior written approval, so long as (i) such assignment shall be in connection with the divestment by Spinco of all or substantially all of the assets relating to such Product or Products (whether by asset purchase or exclusive out-license), (ii) in connection therewith, Spinco also assigns to such Third Party its applicable rights, interests, and obligations under the other Transaction Agreements related to such Product or Products, and (iii) proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s applicable rights and obligations set forth herein and therein. Furthermore, if Spinco or any of its successors or assigns (e) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (f) transfers, licenses or conveys all or substantially all of its rights and assets to any Person, then, and in each such case, Spinco may assign its rights, interests and obligations hereunder (in whole and not in part) to such Person without the prior written approval of MedImmune so long as in connection therewith Spinco (i) also assigns to such Person all of its applicable rights, interests, and obligations under the other Transaction Agreements, and (ii) ensures that proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s rights and obligations set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, no assignment or succession pursuant to this Section 7.6.1 shall relieve the assigning Party or predecessor Party of its obligations hereunder. Upon any permitted assignment, the references in this Agreement to a Party shall also apply to any such assignee unless the context otherwise requires.

7.6.2. Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes payments from a jurisdiction other than the jurisdiction in which such Party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld on any payment pursuant to this Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.

7.7. Amendment. Except as expressly provided herein, this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

7.8. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.9. English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

7.10. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

7.11. Entire Agreement. This Agreement, along with the attached Schedule, together with the APA, the Transition Services Agreement (together with the Schedules and Exhibits expressly contemplated thereby and attached thereto), the Disclosure Schedules, the other Transaction Agreements and the other agreements, certificates and documents delivered in connection with the APA or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern. In the event of any inconsistency between this Agreement and the other Transaction Agreements, the APA shall control.

7.12. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense “and/or”. The table of contents and captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” or its variations as used herein does not limit the generality of any description preceding such term and shall be construed as “including, without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Unless otherwise specified or where the context otherwise requires, (a) references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement, and references to this “Agreement” are references to this Agreement and all exhibits and schedules hereto; (b) references in any Section to any clause are references to such clause of such Section; (c) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to a person are also to its permitted successors and assigns; (e) references to a Law include any amendment or modification to such Law and any rules, regulations or legally binding guidelines issued

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

thereunder, in each case, as in effect at the relevant time of reference thereto; (f) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto; (g) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (h) references to monetary amounts are denominated in United States Dollars; and (i) references to days (excluding Business Days) or months shall be deemed references to calendar days or months.

[SIGNATURE PAGE FOLLOWS.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

MedImmune, LLC	Viela Bio, Inc.

By: [***]	By: /s/ Zhengbin (Bing) Yao

Name: [***]	Name: Zhengbin (Bing) Yao

Title: [***]	Title: CEO

SIGNATURE PAGE TO LICENSE AGREEMENT

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Schedule 1

Lonza License Agreement

LICENSES AND SERVICES AGREEMENT

by and between

ASTRAZENECA AB

and

LONZA BIOLOGICS PLC

DATE: 21 January 2005

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TABLE OF CONTENTS

1.	Interpretation and Definitions	1

2.	Construction	7

3.	Scope & Governance	8

4.	Research and Evaluation License	8

5.	Product Schedules	8

6.	License to Exploit LB Technology for Products or End Products	9

7.	Services	14

8.	Delivery and Quality Control	17

9.	Consideration for Services and Taxes	18

10.	Intellectual Property Rights and Inventions	19

11.	Warranties and Indemnities	20

12.	Term & Termination	22

13.	Confidentiality	25

14.	Force Majeure	27

15.	Severability	28

16.	Variation and Amendments	28

17.	Public Announcements	28

18.	Agency, Partnership or Joint Venture Excluded	28

19.	Assignment and Affiliates	29

20.	Remedies and Waivers	29

21.	Notices	29

22.	Entire Agreement	30

23.	Contracts (Rights of Third Parties) Act 1999	31

24.	Governing Law & Disputes	31

25.	Counterparts	31

Exhibit 1 Form Side Letter

Exhibit 2 Patents

Exhibit 3 Research Evaluation Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This Licenses and Services Agreement (the “Agreement”) is made effective as of 21 January 2005 (the “Effective Date”) by and between

(1)	ASTRAZENECA AB, a Swedish corporation having its principal place of business at S-151 85 Södertälje, Sweden (“AstraZeneca”); and

(2)	LONZA BIOLOGICS PLC, a company incorporated in England & Wales under no. 2742471 whose registered office is situated at 228 Bath Road, Slough, SL1 4DX, United Kingdom (“Lonza Biologics”).

Recitals

(A)

WHEREAS, AstraZeneca presently has, and expects to continue to research and develop new biopharmaceuticals products and to develop both commercial and technical information Know-How and other Intellectual Property Rights in relation to such new biopharmaceutical products, and the manufacture and use of such biopharmaceutical products.

(B)

WHEREAS, Lonza Biologics has the expertise in the process development and production of monoclonal antibodies for therapeutic use and has proprietary intellectual property rights relating to a [***] gene expression system and relating [***] media and feeds for manufacturing biopharmaceutical products (“LB Technology” as defined below).

(C)

WHEREAS, AstraZeneca wishes to use Lonza Biologics’ LB Technology under licenses in the research of biopharmaceuticals and to the extent successful in such research to develop, manufacture, market and sell biopharmaceutical products as End Products (as defined below).

(D)

WHEREAS, AstraZeneca and Lonza Biologics wish, by this Agreement, to establish the framework under which Lonza Biologics grants such licenses and is able to offer services for such research and development of biopharmaceutical products using the LB Technology, which biopharmaceutical products the Parties from time to time hereunder may agree to become one of “Products” (as hereinafter defined) within the scope of this Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.	Interpretation and Definitions

In this Agreement, including its Product Schedules incorporated herein pursuant to Section 5.1, the following expressions shall have the following meanings, unless the context requires otherwise:

1.1

“Affiliate(s)” means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person. The following companies (but not limited to) are Affiliates of AstraZeneca for the purposes of this Agreement: AstraZeneca AB, AstraZeneca UK Limited, AstraZeneca Pharmaceutical LP, AstraZeneca India Private Limited, AstraZeneca Canada Inc., AstraZeneca KK, and AstraZeneca Rheims SA. AstraZeneca will notify Lonza Biologics of any other Affiliate than those listed above which will use the licenses and sublicenses under this Agreement.

1.2

“AstraZeneca Information” means all data or information related to or comprised in Intellectual Property Rights as well as other proprietary or confidential information in relation to AstraZeneca’s general business operations, technology and products, the Products, the End Products or their manufacture which is owned by, or which is in the possession of, AstraZeneca or its Affiliates and which AstraZeneca or its Affiliates are otherwise entitled to disclose.

1.3

“AstraZeneca Material” means the material to be provided to Lonza Biologics by AstraZeneca as set out in the relevant Product Schedule; being compounds, cells, cell lines, Cell Lines, DNA and RNA molecules, plasmids, proteins, crystals, coordinates, antibodies, antibody coding DNA sequences, antibody coding expression vectors and antibody expressing transfected cell lines and other materials and any replications of any of the foregoing, that AstraZeneca provides to Lonza Biologics to enable Lonza Biologics to perform services under the Work Programme; provided, however, that “AstraZeneca Materials” shall exclude all Programme IPR.

1.4

“Background IPR” means any Intellectual Property Rights relating to the Confidential Information, generated independently of the work under this Agreement owned or controlled by Lonza Biologics or AstraZeneca or to which Lonza Biologics or AstraZeneca has rights on the Effective Date or from time to time during the term of this Agreement.

1.5	“Business Day” means any day on which AstraZeneca and Lonza Biologics are open for business.

1.6	“Cell Line” means the cell line created under and specified in the relevant Product Schedule.

1.7

“Competing Contract Manufacturer” means any party who undertakes or performs more than fifty percent (50%) of their business as a third party manufacturer of monoclonal antibodies or therapeutic proteins or any product of a similar nature to that which this Agreement relates.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.8	“Commencement of Phase 2 Clinical Study” means the date of the first administration of the Product or End Product in a person in a Phase 2 Clinical Study.

1.9

“Confidential Information” means all AstraZeneca Information and all Lonza Biologics Information disclosed to a Receiving Party by a Disclosing Party pursuant to this Agreement in written, verbal or any other form.

1.10	“Work Programme” means the services under a work programme to be undertaken by Lonza Biologics for each Product as set out in Part B of the Product Schedule applicable to such Product.

1.11	“Disclosing Party” means the Party (or the Affiliate of a Party) disclosing Confidential Information.

1.12

“Documents” mean reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, paper, notebooks, books, files, ledgers, records, tapes, discs, diskettes, CD-ROM, computer programs and documents thereof, computer information storage means, samples of material, other graphic or written data and any other media on which Know-How can be permanently stored.

1.13	“Effective Date” means the date specified on page 1 of this Agreement.

1.14	“End Products” mean pharmaceutical dosage forms marketed by or on behalf or AstraZeneca or its Affiliates, now or in the future, that comprise or utilise any of the Products in their manufacture.

1.15

“Exploit” means to make, have made, import, use, sell, or offer for sale, including to research, develop, register, modify, enhance, improve, manufacture, have manufactured, hold/keep (whether for disposal or otherwise), formulate, optimise, have used, export, transport, distribute, promote, market or have sold or otherwise dispose or offer to dispose of, a product or process. For the avoidance of doubt “Exploit” does not include (i) performing modifications, enhancements or improvements to LB System Materials, or (ii) performing any analysis, tests, reverse engineering, experiment or optimisation of the LB Media and Feeds Technology; provided however that AstraZeneca shall always be able to make spent media analysis.

1.16

“First Commercial Sale” means the first sale for monetary value for use or consumption by the general public of a Product (or End Product) in any country after Health Registration Approval for such Product (or End Product) has been obtained in such country. For the avoidance of doubt, sales prior to receipt of all Health Registration Approvals necessary to commence regular commercial sales, such as so-called “treatment IND sales,” “named patient sales” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.17

“GMP” or “cGMP” means Good Manufacturing Practices and General Biologics Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products (EudraLex Vol 4, GMP Guide incl relevant Annexes as 13, 16, 18) as promulgated under European Directive 2003/94/EEC. For the avoidance of doubt, Lonza Biologics’ operational quality standards are defined in internal GMP policy documents and are based on cGMP.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.18

“Health Registration Approval” means, with respect to a country, any and all approvals, licences, registrations or authorisations of any health authority necessary to commercially distribute, sell or market a Product (or End Product) in such country, including, where applicable, (a) pricing and reimbursement approval in such country, (b) pre- and post-approval marketing authorisations (including any prerequisite manufacturing approval or authorisation related thereto), (c) labelling approval and (d) technical, medical and scientific licences.

1.19	“IND” means an Investigational New Drug application in USA or its foreign equivalent.

1.20	“Indirect Taxes” means value added taxes, sales taxes, consumption taxes and other similar taxes.

1.21

“Intellectual Property Rights” and “IPR” means Know-How, Patents, trade marks, service marks, trade names, design rights, copyright (including rights in computer software) and any rights or property similar to any of the foregoing in any part of the world whether registered or not registered together with the right to apply for the registration of any such rights, and all rights or forms of protection having equivalent or similar effect, in any part of the world.

1.22

“Invention” means any Intellectual Property Rights (whether patentable or not) which constitute an invention, improvement, discovery, extension of Know-How, upgrading or modification arising out of Lonza Biologics’ work in connection with each Work Programme or Lonza Biologics’ evaluation of AstraZeneca Information.

1.23

“Know-How” means unpatented technical and other information which is not in the public domain, including without limitation information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports, manufacturing data or summaries and information contained in submissions to and information from ethical committees and regulatory authorities. Know-How includes Documents containing Know-How. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, or a development relating to the item, is not known to the public. Know-How includes any rights including trade secrets, copyright, database or design rights protecting such Know-How.

1.24

“Lonza Biologics Information” means all data and information related to or comprised in Intellectual Property Rights as well as other proprietary or confidential information in relation to Lonza Biologics’ general business operations, development and manufacturing processes which is owned by Lonza Biologics or which is in its possession and which it is otherwise entitled to disclose.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.25	“LB System Technology” means the [***] system of which Lonza Biologics is the proprietor or licensee under patents set out in Exhibit 2 and relating Know-How.

1.26	“LB Technology” means the LB System Technology, the LB Media and Feeds Technology, LB System Materials and LB Materials.

1.27

“LB Media and Feeds Technology” means the [***] media and feeds used in the LB System Technology, which media and feeds Lonza Biologics is the proprietor or licensee under patents set out in Exhibit 2 and relating Know-How and instructions on use.

1.28	“LB Materials” means all other materials provided and owned by Lonza Biologics, except the LB System Materials.

1.29

“LB System Materials” means the recipient cell lines and vectors containing the LB System Technology, but excluding any gene proprietary to AstraZeneca inserted in the cell tine for the purposes of producing the Product.

1.30

“Milestone” means such milestone relating to each Work Programme in relation to a Product as may be set out in Part B of the Product Schedule applicable thereto or otherwise agreed between the Parties.

1.31

“Net Sales” means the gross invoiced amount on sales of the Products (or End Products) by AstraZeneca and its Affiliates to Third Parties (including Distributors) after deduction of (a) normal and customary trade, quantity or prompt settlement discounts (including chargebacks and allowances) actually allowed; (b) amounts repaid or credited by reason of rejection, returns or recalls of goods, rebates or bona fide price reductions determined by AstraZeneca or its Affiliates in good faith; (c) rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program in the United States or equivalent governmental program in any other country; (d) [***] of the gross invoiced amount as an allowance for transportation costs, distribution expenses, special packaging and related insurance charges; (e) excise taxes, Indirect Taxes, customs duties, customs levies and import fees imposed on the sale, importation, use or distribution of the Products; and (f) any other similar and customary deductions that are consistent with generally accepted accounting principles, or in the case of non-United States sales, other applicable accounting standards. Net Sales shall be calculated using AstraZeneca’s internal audited systems used to report such sales as adjusted for any of items (a) to (f) above not taken into account in such systems. Sales between AstraZeneca, its Affiliates and sub licensees shall not be subject to royalties hereunder. Royalties shall be calculated on AstraZeneca’s and its Affiliates’ sale of the Products (or End Product) to a Third Party (including Distributors). Royalties shall be payable only once for any given batch of the Products (or End Product).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

For purposes of determining Net Sales, the Product (or End Product) shall he deemed to be sold when invoiced and a “sale” shall not include, and no royalties shall be payable on, transfers by AstraZeneca, its Affiliates or sub licensees of free samples of Products (or End Product) or clinical trial materials or other transfers or dispositions for charitable, promotional, pre-clinical, clinical, manufacturing, testing or qualification, regulatory or governmental purposes.

1.32	“Party” means AstraZeneca or Lonza Biologics as the context requires and “Parties” mean both AstraZeneca and Lonza Biologics.

1.33

“Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents.

1.34

“Phase 2 Clinical Study” means a clinical study done in persons with signs or symptoms of the disease for which the Product or End Product is intended, and which purpose is to gain evidence of efficacy and to establish the proper dose and dosing intervals.

1.35

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.36	“Process” means the process for the production of the Product from the Cell Line, including any improvements or modifications thereto from time to time.

1.37	“Product” means the product(s) identified in Part A of the Product Schedule applicable thereto.

1.38	“Programme IPR” means Programme IPR General Application and Programme IPR AstraZeneca Application.

1.39	“Programme IPR General Application” means any Intellectual Property Rights relating to Inventions and when the Inventions as such, that meets each of the following three criteria:

1.39.1	arises from or is based upon the Lonza Biologics’ Background IPR, Lonza Biologics Information, or LB Technology; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.39.2	consists of subject matter of general applicability to the current business of Lonza Biologics; and

1.39.3

is reasonably necessary or useful to Lonza Biologics for applications that are unrelated to the AstraZeneca Background IPR, and, when used for such applications, does not reveal or disclose any information about AstraZeneca Information, AstraZeneca Background IPR, AstraZeneca Materials or Services performed under this Agreement.

1.40

“Programme IPR AstraZeneca Application” means any Intellectual Property Rights relating to Inventions and when the Inventions as such relates to AstraZeneca Information, AstraZeneca Background IPR or AstraZeneca Materials.

1.41	“Receiving Party” means the Party (or the Affiliate of a Party) to whom Confidential Information is disclosed.

1.42	“Services” mean the services or activities to be provided by Lonza Biologics or Products to be manufactured under the individual Product Schedules.

1.43	“Specification” means specification of the Product or other product to he performed or supplied set out in the relevant Product Schedule.

1.44

“Strategic Partner” means a Third Party with whom AstraZeneca or its Affiliates have a collaboration arrangement to identify a therapeutic target, collaborate in performance of research and development of a Product or a product of which the Strategic Partner is the proprietor, except for Competing Contract Manufacturer.

1.45	“Third Party” means any Person other than the Parties or their respective Affiliates.

2.	Construction

2.1

Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”, unless it is obvious from the context that the meaning is solely “or”. Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The headings of this Agreement are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement. The term “including” or “includes” as used in this Agreement means including, without limiting the generality of any description preceding such term. The wording of this Agreement shall be deemed to be the wording mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.2

References to recitals, Sections and Product Schedules are to the recitals and Sections of and Product Schedules to this Agreement. References in this Agreement to “Product Schedules” refer to the Product Schedules incorporated into this Agreement pursuant to Section 5.1 and the expressions “Work Programme”, “Milestones” (and such other expressions as relate to the Products case-by-case) relate to the relevant Products described in the Product Schedule applicable thereto.

2.3

To the extent that there is conflict between or ambiguity relating to, on the one hand, any or all of the Product Schedules and, on the other, the remainder of this Agreement, the wording of the relevant Product Schedule or Product Schedules shall prevail.

3.	Scope & Governance

3.1

The Parties agree to collaborate on the terms of this Agreement in which AstraZeneca and its Affiliates are granted licenses for research of products and use in development, manufacture and sale of Products or End Products and Lonza Biologics undertakes to provide Services, all under LB Technology. Licenses to the LB Technology to Exploit for Products or End Products and Services will be for such Products or End Products as arc listed in the Product Schedules (as amended from time to time), unless different terms are specified in this Agreement or the Work Programme for each particular Product.

4.	Research and Evaluation License

4.1	AstraZeneca and its Affiliates are hereby granted a worldwide, research and evaluation license on the terms and conditions as set out in the Research Evaluation Agreement (REA) in Exhibit 3.

5.	Product Schedules

5.1

Each time that the Parties agree that a new product should be added to and come within the scope of this Agreement either (i) for the Product to be covered by the LB Technology License or parts thereof in conjunction with Services to be provided by Lonza Biologics, or (ii) for the Product to be covered by the LB Technology License or parts thereof but without any Services being provided by Lonza Biologics, the Parties shall prepare and agree, in duplicate, a Product Schedule for such product. Each such Product Schedule shall he consecutively numbered and shall contain at least the following sections (in case of (ii) above, the sections Parts B-E below may be filled in as not applicable);

5.1.1	Part A: description of the Product; and

5.1.2	Part B: description of the Work Programme and Specification intended for the Product and if any, a listing of the AstraZeneca Material to be transferred; and

5.1.3	Part C: provisions regarding any financial consideration in relation to the Product including any agreed provisions relating to the termination or cancellation of the relevant Work Programme; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.1.4	Part D: (if agreed at the date of execution of the relevant Product Schedule) the principal supply terms agreed for the supply of the Product following the Work Programme.

5.1.5

As Appendix to the Product Schedule: Quality Agreement, to be updated and agreed at least [***] ([***]) [***] prior to the commencement of any Services requiring cGMP compliance performed by Lonza Biologics.

To the extent that there is conflict between or ambiguity relating to, on the one hand, the quality requirements in the Quality Agreement and, on the other, the Product Schedule Part B, the wording of the Quality Agreement shall prevail.

5.2	With effect from the date upon which the Parties have signed a new Product Schedule pursuant to the above provisions (or such earlier date as may be stated in such Product Schedule):

5.2.1	that Product Schedule shall form part of this Agreement; and

5.2.2

the Product referred to therein shall be one of the Products for the purposes of this Agreement, and the Work Programme and provisions regarding any consideration in relation to that Product set out in such new Product Schedule shall, with immediate effect, be the Work Programme and financial consideration.

5.3

Each time that the Parties agree that a Product Schedule should he amended or updated to reflect progress of the relevant Work Programme or changes to the relevant Product or End Product, the Parties shall prepare and agree, in duplicate, a revised Product Schedule for the relevant Product. Once the Parties have signed and dated a revised Product Schedule pursuant to the above provisions, in duplicate, that Product Schedule shall, with immediate effect, form part of this Agreement and shall supersede the previous version of such Product Schedule or as otherwise is set out in the revised Product Schedule.

6.	License to Exploit LB Technology for Products or End Products

6.1

Lonza Biologics hereby grants to AstraZeneca and its Affiliates, a worldwide, perpetual and irrevocable (save for AstraZeneca’s breach of the Agreement or Product Schedule but always relating to a specific Product as set out in Section 12.2), non-exclusive right, licence or sublicense under Lonza Biologics’ right, title and interest in and to

6.1.1	the LB System Technology including the Cell Line and vector containing the Product gene derived from the LB System Materials, and

6.1.2	the LB Media and Feeds Technology

to Exploit and otherwise use the LB System Technology and the LB Media and Feeds Technology in conjunction with a Product or End Product as a therapeutic pharmaceutical product in humans or for diagnostic, veterinary or any other use, License to use the LB Material may be granted as agreed in each Product Schedule.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

For the avoidance of doubt, the LB Media and Feeds Technology can only be used in conjunction with the LB System Technology, and may not be used in conjunction with any other gene expression system or for any other purpose whatsoever.

6.2

AstraZeneca shall have the right to grant sublicenses under its license or sublicense in Section 6.1 (i) to Strategic Partners to the LB System Technology including the Cell Line and vector containing the Product gene derived from the LB System Materials and the LB Media and Feeds Technology and (ii) to Competing Contract Manufacturers or to Third Parties to the LB System Technology including the Cell Line and vector containing the Product gene derived from the LB System Materials.

6.3

When AstraZeneca or Strategic Partners manufactures the Product (or End Product) being a therapeutic pharmaceutical product in humans, AstraZeneca shall pay annual license fees as set out below for such licenses granted under Sections 6.1 and 6.2 payable from the Commencement of Phase 2 Clinical Study until the expiry of the last patent under the LB System Technology in Exhibit 2, during such calendar years

6.3.1	Product (or End Product) no 1 [***] (£[***])

6.3.2	Products (or End Products) no 2-4 [***] (£[***])

6.3.3	Product (or End Product) no 5 - onwards [***] ([***])

For avoidance of doubt, the first Product (or End Product) manufactured by AstraZeneca or a Strategic Partner to reach the Commencement of Phase 2 Clinical Study shall be considered to be the Product (or End Product) no 1 according to subsection 6.3.1, the second Product (or End Product) manufactured by AstraZeneca or a Strategic Partner to reach Commencement of Phase 2 Clinical Study shall be considered to be Product (or End Product) no 2 according to subsection 63.2 and so forth.

6.4

When AstraZeneca or Strategic Partners manufactures the Product (or End Product) being a therapeutic pharmaceutical product in humans using the LB System Technology and the LB Media and Feeds Technology, AstraZeneca shall be invoiced a one-off license fee per Product, for Product (or End Product) no 1 of [***] (£[***]), Products (or End Products) no 2-4 [***] (£[***]), and Product (or End Product) no 5 - onwards [***] (£[***]) on the date of the first administration in humans. Lonza Biologics shall immediately credit such invoices with an equivalent amount. Such invoices on Products may be sent and credited until the expiry of the last patent under the LB System Technology and the LB Media and Feeds Technology in Exhibit 2.

6.5	In addition, when AstraZeneca or Strategic Partners manufacture the Product (or End Product) using the LB System Technology, AstraZeneca shall pay Lonza Biologics a running royalty of

6.5.1	[***] ([***]) on Net Sales on each Product (or End Product) manufactured by AstraZeneca or a Strategic Partner during the Royalty Patent Team; and thereafter

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.5.2	[***] ([***]) on Net Sales on each Product (or End Product) manufactured by AstraZeneca or a Strategic Partner during the Royalty Know-How Term.

6.6

In addition, when AstraZeneca or Strategic Partners manufactures the Product (or End Product) using the LB Media and Feeds Technology, AstraZeneca shall pay Lonza Biologics a running royalty of [***] ([***]) on Net Sales on each Product (or End Product) manufactured by AstraZeneca or a Strategic Partner utilizing such LB Media and Feeds Technology during the Royalty Patent Term of LB Media and Feeds Technology,

6.7

In case AstraZeneca sublicense the LB System Technology for the manufacturing of Products (or End Product) being a therapeutic pharmaceutical product in humans to Competing Contract Manufacturers or Third Parties, AstraZeneca shall pay annual sublicense fee of [***] (£[***]) for the duration of such sublicense arrangements, but in no event is such sublicense fee due or payable prior to the date of the first Product to be manufactured according to GMP requirements by such third party and not after the expiry of the last patent to expire under the LB System Technology.

6.8

In the event that AstraZeneca Sublicense the LB System Technology as set out in Section 6.7, AstraZeneca shall, in lieu of royalty according to Section 6.4, pay Lonza Biologics a running royalty of [***] ([***]) on Net Sales on each Product (or End Product) manufactured by such third party during the term of such sublicense arrangement according to and within the Royalty Patent Term.

6.9

In the event Lonza Biologics manufactures the Product for AstraZeneca, AstraZeneca shall pay Lonza Biologics in respect of the LB System Technology, LB Media and Feeds Technology and LB Materials a running royalty of

6.9.1	[***] ([***]) on Net Sales on each Product (or End Product) manufactured by Lonza Biologics during the Royalty Patent Term; and thereafter

6.9.2	[***] ([***]) on Net Sales on each Product (or End Product) manufactured by Lonza Biologics during the Royalty Know-How Term.

For avoidance of doubt, no annual or one-off license fees are due in case Lonza Biologics manufactures the Product.

6.10	Royalty Terms:

6.10.1

Royalty Patent Term: AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Product (or End Product), on the date of First Commercial Sale of such Product (or End Product) in such country. The obligation shall expire, on a country-by-country basis, with respect to each separate Product (or End Product), the expiration date in such country of the last to expire of any issued Patent on the LB System Technology in Exhibit 2; or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.10.2

Royalty Know-Flow Term: AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Product (or End Product), on the date after the expiry date in such country of the last to expire or any issued Patent on the LB System Technology in Exhibit 2. The obligation shall expire, on a country-by-country basis, with respect to each separate Product (or End Product), [***] ([***]) [***] after the commencement date of such royalty for each Product (or End Product).

6.10.3

Royalty Patent Term of LB Media and Feeds Technology: AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Product (or End Product), on the date of First Commercial Sale of such Product (or End Product) in such country. The obligation shall expire at the expiration date of the last to expire of any issued Patent for the LB Media and Feeds Technology in Exhibit 2.

6.10.4

Upon termination of the royalty obligations of AstraZeneca under this Section with respect to a Product (or End product) in any country, the licence grants to AstraZeneca in this Article shall become fully paid-up, perpetual and irrevocable with respect to such country.

6.11

Royalty Payments. The royalties shall be calculated quarterly as of the last day of March, June, September and December respectively, for the calendar quarter ending on that date. AstraZeneca shall pay the royalties in conjunction with the delivery of a written report to Lonza Biologics within [***] ([***]) days after the end of each calendar quarter that shows, with respect to each country and each Product (or End Product), the sales volume and Net Sales during such calendar quarter.

6.12

Currency. AZ payments required under this Agreement shall be made in GBP, except for royalty payments, which shall be made in U.S. Dollars. For the purpose of computing the Net Sales of Products (or End Product) sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars by AstraZeneca in accordance with the rates of exchange for the relevant month for converting such other currency into U.S. Dollars used by AstraZeneca’s internal accounting systems, which are independently audited on an annual basis.

6.13	Records Retention.

6.13.1

Until the third (3rd) anniversary of January 31 of the calendar year in which a Product (or End Product) is sold, AstraZeneca shall keep or cause to be kept accurate records or books of account in accordance with applicable generally accepted accounting principles showing the information that is necessary for the accurate determination or the royalties due hereunder with respect to the sale of such Product (or End Product),

6.13.2

Upon the written request of Lonza Biologics, AstraZeneca shall permit a certified public accountant or a person possessing similar professional status and associated with an independent accounting firm acceptable to the Parties to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

inspect during regular business hours and no more than once a year and going back no more than [***] ([***]) [***] preceding the current year, all or any part of AstraZeneca’s records and books necessary to check the accuracy of the royalties paid. The accounting firm shall enter into appropriate obligations with AstraZeneca to treat all information it receives during its inspection in confidence. The accounting firm shall disclose to Lonza Biologics and AstraZeneca only whether the royalty reports are correct and details concerning any discrepancies, but no other information shall be disclosed to Lonza Biologics. The charges of the accounting firm shall be paid by Lonza Biologics, except that if the royalties have been understated by more than [***] ([***]), the charges shall be paid by AstraZeneca.

6.14

Taxes General on License Fees and Royalties. The license fees and royalties payable by AstraZeneca to Lonza Biologics pursuant to this Agreement (“Payments”) shall not be reduced on account of any taxes unless required by Applicable Law. Lonza Biologics alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by AstraZeneca) levied on account of, or measured in whole or in part by reference to, any Payments it receives. AstraZeneca shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if Lonza Biologics is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to AstraZeneca or the appropriate governmental authority (with the assistance of AstraZeneca to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve AstraZeneca or its obligation to withhold tax, and AstraZeneca shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that AstraZeneca has received evidence, in a form satisfactory to AstraZeneca, of Lonza Biologics’ delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] ([***]) [***] prior to the time that the Payments are due. If, in accordance with the foregoing, AstraZeneca withholds any amount, it shall pay to Lonza Biologics the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send to Lonza Biologics proof of such payment within [***] ([***]) [***] following that payment. For purposes of this Agreement, the stated amount of the Payments payable by AstraZeneca includes any sales tax that Lonza Biologics maybe required to collect.

6.15	Lonza Biologics hereby undertakes and agrees that at its own cost and expense it will:

6.15.1

prosecute or procure prosecution or such of the Patents of the LB Technology which arc patent applications diligently to grant so as to secure the best commercial advantage obtainable so far as it is reasonable to do so with reference to Lonza Biologics’ commercial considerations; and

6.15.2

pay or procure payment of all renewal fees in respect of the Patents of the LB Technology valid and subsisting for the full term thereof and in particular will procure such renewal of the registrations thereof as may be necessary from time to time so far as it is reasonable to do so with particular reference to commercial considerations.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.15.3

Lonza Biologics undertakes and agrees to take all such steps and proceedings and to do all other acts and things as may in Lonza Biologics’ sole discretion be necessary to restrain any third party infringement or improper or unlawful use or to defend any challenge to validity of the Patents of LB Technology and AstraZeneca shall permit Lonza Biologics to have the sole conduct of any such steps and proceedings including the right to settle them whether or not AstraZeneca is a party to there.

7.	Services

7.1

Immediately following the date of the Product Schedule or such other date as is agreed by the Parties, AstraZeneca shall supply to Lonza Biologics the AstraZeneca Information, together with full details of any hazards relating to the AstraZeneca Materials, their storage and use. On review of this AstraZeneca Information, the AstraZeneca Materials shall be provided to Lonza Biologics, unless Lonza Biologics terminate the Work Programme within [***] ([***]) [***] from disclosure of such AstraZeneca Information on the ground that it finds that the AstraZeneca Materials mean unacceptable risks to safety or health of the Lonza Biologics’ staff or facilities or unacceptable risks to Regulatory requirements for production of human medicinal products in such facilities.

7.2

Lonza Biologics hereby agrees to use its reasonable endeavours and due skill and care and to provide appropriate resources (i) to progress each Work Programme, (ii) to attain the Milestones and objectives of such Work Programme and (iii) to achieve the timescales. Such Milestones and objectives shalt include both technical and commercial aspects of the Work Programme.

7.3

Each Party shall cooperate with any and all reasonable requests for assistance from the other Party with respect to the activities under the Work Programme, including by making its employees, consultants and other scientific staff available upon reasonable notice during normal business hours at their respective places of employment to consult with such other Party on issues arising in connection with the Work Programme.

7.4

Lonza Biologics shall manufacture cGMP Product according to the Quality Agreement to meet the Specifications set out in the Product Schedule in relation to microbiological or viral contaminants except such microbiological or viral contaminants as are agreed in the Product Schedule to be “report results”. In relation to other requirements in the Specifications Lonza Biologics shall use its reasonable endeavours and due skill and care to meet such requirements.

7.5

Owing to the unpredictable nature of the biological processes involved in the Services (being of R&D nature and not commercial scale manufacturing), the timescales set down for the performance of the Services (including without limitation the dates for production and Delivery of Product) and the quantities of Product for Delivery set out in the Product Schedules are estimated only.

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7.6

Lonza Biologics shall comply with the International Committee for Harmonization regulatory guidelines (in force from time to time) applicable, as interpreted by Lonza Biologics to be approved by AstraZeneca, to the Services as set out in the relevant Product Schedule.

7.7	Lonza Biologics shall:

7.7.1

at all times use all reasonable endeavours to keep the Cell Line and AstraZeneca Materials secure and safe from loss and damage in such manner as Lonza Biologics stores its own material of similar nature i.e. among the highest professional standards in the industry;

7.7.2

not part with possession of the Cell Line and AstraZeneca Materials or the Product, save for the purpose of tests at subcontracted testing laboratories provided however that Lonza Biologics shall always keep the control of the Cell Line, AstraZeneca Materials or the Product; and

7.7.3

procure that all subcontracted testing laboratories are subject to obligations of confidentiality and non-use substantially in the form of those obligations of confidentiality and non-use imposed on Lonza Biologics under this Agreement.

7.8

Each Work Programme shall be monitored jointly by one nominee of Lonza Biologics and one nominee of AstraZeneca (together “the Technical Representatives”) by regularly reviewing relevant parts of the Product Schedule for that Product and agreeing in good faith to reasonable changes that reflect progress of the Work Programme.

7.9	The Technical Representatives shall for each Work Programme;

7.9.1	establish and periodically review the content of the Work Programme, the goals of the Services, the collaboration and the Milestones; and

7.9.2

co-ordinate activities required to progress the Services, the collaboration and the Work Programme (although, for the avoidance of doubt, the day to day management of the Work Programme shall be within the control of Lonza Biologics); and

7.9.3	monitor the progress of the Services, the collaboration and the performance by the Parties of their obligations hereunder; and

7.9.4	meet on a quarterly basis or at such other intervals as the Parties shall agree (it being acknowledged that such meetings may take place by telephone conference).

7.10

At each meeting between them, the Technical Representatives shall nominate one of them to provide to both Parties, within [***] ([***]) [***] after such meeting, written minutes of the matters discussed and agreed upon at such meeting. The Technical Representatives shall use all reasonable endeavours to agree such minutes within [***] ([***]) [***] after the date of the relevant meeting, either by signing off or approve via email. If neither Technical Representative raises any objection before the expiry of such period, the minutes shall be deemed to have been accepted by both Technical Representatives.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.11

In the event that unanimous consent cannot be reached between the Parties in respect of any material aspect of a Work Programme other than for reasons set out in Section 12.4, the matter in question shall be referred to the Vice President of Global Process R&D, AstraZeneca and Head of the Slough site of Lonza Biologics and in the event that they are unable to reach agreement at or prior to the ensuing meeting of the Technical Representatives either Party may terminate the Work Programme in question on [***] ([***]) [***] written notice; if terminated by AstraZeneca then the consequences in Section 12.5 shall apply and if terminated by Lonza Biologics then the consequences in Section 12.4 shall apply.

7.12

In performing its obligations under this Agreement, Lonza Biologics must ensure that all of its activities for AstraZeneca comply with all applicable legislation, and directives, including, but not limited to the following:

7.12.1

in respect of Transmissible Spongiform Encephalopathy (“TSE”): European Community Directive 1999/82/EC: This Directive formalises the arrangements laid down in CPMR/BWP/1230/98 and subsequent up dates “Notes for Guidance on Minimising Risk of Transmitting Animal Spongiform: Encephalopathy agents via Medicinal Products”.

7.12.2	in respect of Genetically Modified Organisms (“GMO”) EU directive 98/81/EC and its amendment 90/219/EEC and relevant national legislation, as applicable from time to time.

7.12.3

in respect to GMP manufacture of active pharmaceutical ingredient: at the date of initiation of GMP manufacture of active pharmaceutical ingredient Lonza Biologics must be able to provide documented evidence for a positive outcome of a GMP inspection of the facilities and processes applied for bulk drug manufacture. This inspection must be conducted by a competent authority and based on EU requirements (EU Annex 18 to EU Guide to Good Manufacturing Practice).

7.13

AstraZeneca does business with parties who conduct themselves in a manner consistent with AstraZeneca’s policies concerning “Corporate Responsibility” as in effect from time to time. AstraZeneca shall provide Lonza Biologics with the most recent version of such policies. Lonza Biologics represents and warrants that Lonza Biologics will perform this Agreement in material compliance with all applicable laws and regulations, including, without limitations, laws and regulations relating to safety, health, the environment, fair labour practices and unlawful discrimination. AstraZeneca and Lonza Biologics shall, at a mutually convenient time and place, meet to discuss the performance of services and sharing of best practices in order to identify and pursue opportunities for continuous improvements with regard to Corporate Responsibility objectives in the context of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.	Delivery and Quality Control

8.1

The Product shall be delivered according to the delivery term set out in the relevant Product Schedule. Risk and title to Product pass to AstraZeneca upon delivery according to the agreed delivery term Subject to Section 8.2, Lonza Biologics shall deliver to AstraZeneca the Certificate of Analysis not later than the date of delivery.

8.2

At AstraZeneca’s request, Lonza Biologics will deliver Product in quarantine prior to delivery of the Certificate of Analysis. Such request shall he accompanied by AstraZeneca’s written acknowledgement that the Product has been delivered without the transmittal to AstraZeneca of a Certificate of Analysis, that accordingly the Product cannot be administered to humans until transmittal of the Certificate of Analysis, and that AstraZeneca nevertheless accepts full risk of loss, title and ownership of the Product. The delivery of Product in quarantine shall be subject to such testing requirements as Lonza Biologics may reasonably require, and the [***] ([***]) [***] period referred to in Section 8.6 shall run from receipt of the delivery in quarantine to AstraZeneca of the Product.

8.3

Unless otherwise agreed, Lonza Biologics shall package and label Product manufactured according to GMP requirements, for delivery in accordance with its standard operating procedures or as agreed in the Specification.

8.4

AstraZeneca shall diligently examine the Product as soon as practicable after receipt. Notice of all claims arising out of visible damage to or total or partial loss of Product shall be given in writing to Lonza Biologics within [***] ([***]) [***] of receipt by AstraZeneca, unless another timeframe is agreed in the relevant Product Schedule.

8.5	AstraZeneca shall make damaged Product and associated packaging materials available for inspection.

8.6

Following receipt of Product or any sample thereof, AstraZeneca may carry out any of the tests outlined or referred to in the Specifications set out in the relevant Product Schedule. If such tests show that the Product fails to meet the Specifications relating to microbiological or viral contaminants as referred to in Section 7.4 above, AstraZeneca shall give Lonza Biologics written notice thereof within [***] ([***]) [***] from the date of receipt and shall return such Product to Lonza Biologics’ premises for further testing. If Product returned to Lonza Biologics fails to meet such Specifications and such failure is not due (in whole or in part) to acts or omissions of AstraZeneca or any third party after delivery, Lonza Biologics shall at AstraZeneca’s discretion (i) refund that part of the Price that relates to the manufacture of such Product or (ii) replace such Product at its own cost and expense; and in all events remunerate AstraZeneca for any direct costs in connection therewith. In the event AstraZeneca requires Lonza Biologics to replace such Product, Lonza Biologics shall use all reasonable endeavours to do so with the minimum delay having regard to its commitments to Third Parties in the timing of such replacement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.7

If there is any dispute concerning whether Product returned to Lonza Biologics is damaged or fails to meet Specification relating to microbiological or viral contaminants or whether such failure is due (in whole or in part) to acts or omissions of AstraZeneca or any third party after delivery, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between Lonza Biologics and AstraZeneca or, in the absence of agreement by the President for the time being of the Association of the British Pharmaceutical Industry. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both Lonza Biologics and AstraZeneca. In the event that the independent expert decides there was no damage or defect in the Product in question, the costs of the independent expert shall be borne by AstraZeneca. In all other circumstances, the costs of the independent expert shall be borne by Lonza Biologics.

8.8	The remedies set out in this Article shall be the sole remedies available to AstraZeneca in respect of Product that is damaged or fails to meet Specification, unless breach of warranty.

9.	Consideration for Services and Taxes

9.1

In consideration for the work to be undertaken by Lonza Biologics and the rights granted to AstraZeneca hereunder, AstraZeneca agrees to pay to Lonza Biologics, at the times and in the manner set out in Part C of the relevant Product Schedule:

9.1.1	such sums as are set out in Part C of the relevant Product Schedule in relation to each Work Programme; and

9.1.2

such costs as are agreed in the event of cancellation of the Work Programme prior to commercialization of any Product (excluding, for the avoidance of doubt, items such as loss of alternative opportunities and the like) or as are set out in Sections 12.4, 12.5 and 12.6, except where cancellation results from a breach by Lonza Biologics entitling AstraZeneca to terminate this Agreement in accordance with Section 12.3.

9.2

All amounts payable under this Agreement shall (unless otherwise stated) be exclusive of Value Added Tax (VAT) and Duty where applicable. Where VAT and Duty are chargeable on any supply or deemed supply under this Agreement the Party which is obliged to pay for such supply or deemed supply shall in addition pay at the prevailing rate such VAT and Duty as are properly chargeable thereon.

9.3

In the event that Lonza Biologics is obliged to pay taxes or duty on importation of goods provided by AstraZeneca or a Third Party acting on behalf of AstraZeneca, such costs, including those associated with associated import requirements such as import clearance and import licences, shall be recovered From AstraZeneca.

9.4

Either Party may withhold from any payment to the other Party income withholding tax as required by law in relation to any royalty payments under this Agreement. If applicable laws require that such taxes be withheld the relevant Party shall deduct these

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

taxes from the remittance payments, make timely payment of these taxes to the proper taxing authority and send confirmation to the other Party within [***] following payment. Both Parties agree to co-operate to reduce any such taxes where legally permissible under any applicable double taxation agreement.

9.5	Both Parties agree to co-operate fully to reduce any such taxes and duty as are referred to in this Section where legally permissible.

10.	Intellectual Property Rights and Inventions

Inventions

10.1

Lonza Biologics shall promptly notify AstraZeneca of any Programme IPR or Invention arising from work performed in carrying out any Work Programme or evaluating any Confidential Information disclosed to it by AstraZeneca.

10.2	Except as provided in Section 10.3, Lonza Biologics shall own all right, title and interest in Programme IPR General Application.

10.3

Except for and not including Programme IPR General Application, AstraZeneca shall own all right, title, and interest in, Programme IPR AstraZeneca Application, including without limitation relating to the Product and all improvements to AstraZeneca Background IPR. Lonza Biologics hereby assigns to AstraZeneca and shall continue to assign to AstraZeneca all of its right, title and interest in any Programme IPR AstraZeneca Application. Lonza Biologics shall promptly disclose to AstraZeneca in writing all Programme IPR AstraZeneca Application. Lonza Biologics shall execute any documents required to confirm AstraZeneca’s ownership of the Programme IPR AstraZeneca Application, and any documents required to apply for, maintain and enforce any patents or other rights in the Programme IPR AstraZeneca Application. Upon AstraZeneca’s request and at AstraZeneca’s reasonable expense, and at no cost to Lonza Biologics, Lonza Biologics shall assist AstraZeneca as may be necessary to apply for, maintain and enforce any patents or other rights in the Programme IPR AstraZeneca Application.

10.4

In addition to the Licenses granted in Articles 4 and 6, Lonza Biologics hereby grants AstraZeneca a non-exclusive, world-wide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to all Programme IPR General Application, to the extent such Programme IPR General Application is useful or beneficial to research, develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, import, and distribute any product, which AstraZeneca or its Affiliates own, license or otherwise in the possession of AstraZeneca with the right to use.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.	Warranties and Indemnities

11.1	Lonza Biologics represents and warrants to AstraZeneca that:

11.1.1	the Services shall be performed in accordance with Sections 7.2, 7.4, 7.6, 7.7, and 7.12;

11.1.2	unencumbered title (save for any intellectual property rights which may exist) to Product will he conveyed to AstraZeneca upon delivery:

11.1.3

as of the date of this Agreement and at all times throughout the term of this Agreement, Lonza Biologics’ Know-How and Patents and the LB Technology are or will be owned by or licensed to Lonza Biologics or its legal successors, or Lonza Biologics is otherwise entitled to use them for the purposes of providing Services and the licenses granted to AstraZeneca and its Affiliates under this Agreement and during the term of this Agreement, Lonza Biologics shall not do, omit, fail or otherwise cause anything which would adversely affect their ownership, licenses or entitlement to use the same for those purposes;

11.1.4	Lonza Biologics has the necessary corporate authorisations to enter into this Agreement;

11.1.5

as of the date of this Agreement to the best of Lonza Biologics’ knowledge and belief, the use by Lonza Biologics of the LB Technology and the Process (excluding any modifications or steps made or developed by AstraZeneca, the AstraZeneca Materials, AstraZeneca information and AstraZeneca Patents) and Lonza Biologics’ Patents and Lonza Biologics’ Know-How for the performance of the Services or granting and use of the licenses to the LB System Technology and/or the LB Media and Feeds Technology as provided herein will not infringe any rights (including without limitation any intellectual or industrial property rights) vested in any Third Party; and

11.1.6

Lonza Biologics will promptly notify AstraZeneca in writing if it receives or is notified of a claim from a Third Party that the use by Lonza Biologics of the LB Technology or Lonza Biologics’ Know-How or Patents for Services or granted licenses infringes any intellectual property rights vested in such Third Party.

11.2	AstraZeneca represents and warrants to Lonza Biologics that:

11.2.1	AstraZeneca bus the right to enter into this Agreement;

11.2.2	AstraZeneca has and shall at all times throughout the term of this Agreement have the [***];

11.2.3

any of the AstraZeneca Materials, AstraZeneca Information and AstraZeneca Background IPR not owned by AstraZeneca are licensed to AstraZeneca under a licence which will permit their use by Lonza Biologics to perform the Services;

11.2.4

to the best of AstraZeneca’s knowledge and belief, the use by Lonza Biologics of the expression of the Product in the Cell Line, AstraZeneca Materials, AstraZeneca Information and AstraZeneca Background IPR for the Services (including without limitation the manufacture of the Product) will not infringe any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

intellectual property rights of any Third Party (provided, however, that Lonza Biologics shall waive any breach of this warranty which arises if a court of competent jurisdiction determines that the use by Lonza Biologics of the expression of the Product in the Cell Line, AstraZeneca Materials, AstraZeneca Information or AstraZeneca Background IPR for the Services infringes the intellectual property rights of a Third Party, provided that and for so long as AstraZeneca actually indemnifies Lonza Biologics pursuant to Sections 11.3 and 11.4); and

11.2.5

AstraZeneca will promptly notify Lonza Biologics in writing if it receives or is notified of a claim from a Third Party that the expression of the Product in the Cell Line, AstraZeneca Materials, AstraZeneca Information or the AstraZeneca Background IPR and that the use by Lonza Biologics thereof for the provision of the Services infringes any intellectual property rights of such Third Party,

11.3

Subject to Section 11.5, each Party shall be liable for and hereby agrees to indemnify and hold harmless the other Party, its Affiliates and its and its Affiliates’ officers, employees and contractors from and against any and all direct damage, losses or expenses (including death or personal injury of or to persons, damage to plant, property or the environment and reasonable legal and other profession fees) (collectively “Losses”) resulting directly or indirectly from:

11.3.1	breach of contract, or

11.3.2	negligence or willful misconduct, or

11.3.3	breach of the warranties above (as the case maybe);

of the indemnifying Party or its Affiliates, agents or sub-licensees except to the extent that the Party seeking indemnification has contributed to, or failed to reasonably mitigate, those Losses.

11.4

AstraZeneca shall farther indemnify and maintain Lonza Biologics promptly indemnified against any Losses in respect of any product liability in respect of Product, unless such liability is caused by the negligent act or omission of Lonza Biologics in providing the Services.

11.5	Neither Party shall be liable to the other under this Agreement for any indirect or consequential loss or damage.

11.6

Notwithstanding the above, Lonza Biologics’ aggregate liability for direct damages arising under each Product Schedule for the Services provided under such Product Schedule shall be limited to [***] ([***]) times the value of such Product Schedule. For the avoidance of doubt, the limitation shall not apply to a) any breach of confidentiality or b) breach of any warranty in Section 11.1 but not subsection 11.1.1, c) negligent or intentionally wrongful acts or omissions, and d) physical injury or death.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.7

Notwithstanding the above, AstraZeneca’s aggregate liability for direct damages arising under each Product Schedule for the performances under such Product Schedule, shall be limited to [***] ([***]) times the value of such Product Schedule. For the avoidance of doubt, the limitation shall not apply to a) any breach of confidentiality, b) breach of any warranty in Section 11.2, c) negligent or intentionally wrongful acts or omissions, d) product liability under Section 11.4, e) physical injury or death and f) any third party claim that the development and/or manufacture of any Product infringes any third party intellectual property rights.

12.	Term & Termination

12.1

This Agreement shall come into full force and effect on the Effective Date and each Product Schedule shall come into full force and effect on the Product Schedule Effective Date. Subject to the provisions for early termination set out herein, this Agreement or each Product Schedule individually shall continue until terminated by AstraZeneca in writing with six (6) months notice period.

12.2

Lonza Biologics may terminate the relevant Product Schedule forthwith by notice in writing to AstraZeneca upon the occurrence of AstraZeneca committing a material breach of Product Schedule (which shall include a breach of the warranties set out in this Agreement) which in the case of a breach capable of remedy is not remedied within [***] ([***]) [***] of the receipt by AstraZeneca of notice identifying the breach and requiring its remedy

12.3	AstraZeneca may terminate the Agreement or the relevant Product Schedule forthwith by notice in writing to Lonza Biologics upon the occurrence of any of the following events:

12.3.1

if Lonza Biologics commits a material breach of the Agreement (which shall include a breach of the warranties set out in this Agreement) which in the case of a breach capable of remedy is not remedied within [***] ([***]) [***] of the receipt by the other of notice identifying the breach and requiring its remedy; or

12.3.2

if Lonza Biologics ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law.

12.4

If it becomes apparent to either Loom Biologics or AstraZeneca at any stage in the provision of Services that it will not be possible to complete the Services for scientific or technical reasons, a [***] ([***]) [***] period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, Lonza Biologics and AstraZeneca shall each have the right to terminate the Work Programme in the relevant Product Schedule forthwith by notice in writing. In the event of such termination, AstraZeneca shall pay to Lonza Biologics a termination sum calculated by reference to all the Services performed by Lonza Biologics prior to such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

termination (including a pro rata proportion of the Price for any stage of the Services which is in process at the date of termination including any cGMP manufacturing stage) and all expenses reasonably incurred and specified by Lonza Biologics in giving effect to such termination, including the costs of terminating any commitments entered into under the Agreement, such termination sum not to exceed the amount payable under 12.5 if terminated according to Section 12.5, or the Price whichever is lowest.

12.5

AstraZeneca may in its sole discretion terminate the Services in a Work Programme in a Product Schedule at any time for any reason by giving not less than [***] ([***]) [***] notice in writing to Lonza Biologics. In the event of termination pursuant to this Section 12.5, AstraZeneca shall pay Lonza Biologics a termination sum calculated in accordance with the below:

12.5.1	Lonza Biologics’ costs for providing such Services incurred up to the date of termination, which would normally be chargeable under the relevant Product Schedule; and

12.5.2	in the event notice to terminate Services or a Work Programme pursuant to this Section 12.5 is issued to Lonza Biologics:

(i)

more than [***] ([***]) [***] after Lonza Biologics has notified AstraZeneca of the productivity of the Cell Line at the stage of transfectants, e.g. in the case of Product Schedule No.1, this would mean more than [***] ([***]) [***] after the end of Stage la (i.e, delivery of relevant samples), but before Lonza Biologics’ then estimated start date for any stage of those Services which include manufacturing of a cGMP batch; or

(ii)

after AstraZeneca provides a Cell Line at the start of the Work Programme, but less than [***] prior to Lonza Biologics’ then estimated start date for any stage of those Services which includes manufacturing of a cGMP batch,

AstraZeneca shall pay Lonza Biologics a sum equal to [***] ([***]) of the price of that stage(s) which include manufacturing of a cGMP batch, which payment shall fall due to Lonza Biologics after the date of termination and [***] ([***]) [***] from AstraZeneca’s receipt of an invoice of such payment.

12.5.3

in the event notice to terminate Services or a Work Programme pursuant to this Section 12.5 is issued to Lonza Biologics during the course of any stage that includes manufacturing of a cGMP batch, AstraZeneca shall pay Lonza Biologics a sum equal to [***] ([***]) of the price of that stage, which payment shall fall due to Lonza Biologics after the date of termination and [***] ([***]) [***] from AstraZeneca’s receipt of an invoice of such payment.

12.6	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.7

If the Parties enter into a new Product Schedule within [***] ([***]) [***] from the date of payment of any amount under Subsections 12.5.2 and 12.5.3, then AstraZeneca shall be entitled to deduct an amount equivalent to [***] ([***]) of the amount paid tinder Subsections 12.5.2 and 12.5.3 for any Services to be performed under the new Product Schedule.

12.8

For the avoidance of doubt activities relating to manufacturing of a cGMP batch shall be deemed to commence with the date of removal of the vial of cells from frozen storage for the performance of the manufacturing of a cGMP hatch.

12.9	Upon the termination of this Agreement or a Product Schedule for whatever reason:

12.9.1

Lonza Biologics shall promptly return to AstraZeneca all AstraZeneca Information and shall dispose of or return to AstraZeneca all remaining AstraZeneca Materials and any materials therefrom, as directed by AstraZeneca;

12.9.2

AstraZeneca shall promptly return to Lonza Biologics all Lonza Biologics Know-How it has received from Lonza Biologics relating to this Agreement or the relevant Product Schedule, whichever is terminated;

12.9.3

AstraZeneca shall not thereafter use or exploit the Lonza Biologics Patents or the Lonza Biologics Know-How in any way whatsoever relating to this Agreement or the relevant Product Schedule, whichever is terminated unless the license to LB Technology or parts thereof is or is made perpetual according to this Agreement;

12.9.4

Lonza Biologics and AstraZeneca shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Section 12.9.

12.10

Termination of this Agreement for whatever reason shall not affect the accrued rights of either Lonza Biologics or AstraZeneca arising under or out of this Agreement and all provisions, which are expressed to survive the Agreement shall remain in full force and effect.

12.11	The provisions of [***] shall survive termination of this Agreement howsoever occasioned.

13.	Confidentiality

13.1

Save as otherwise provided in this Agreement any Confidential Information including the Cell Line which is disclosed by or on behalf of one Party to the other at any time after the date of this Agreement shall remain the property of the Disclosing Party and the Receiving Party undertakes:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.1.1

to use the Confidential Information solely and exclusively for the purpose of this Agreement (or such other purpose as is agreed in writing between the Parties at the time of disclosure), and not to use the Confidential Information for any other purpose whatsoever, including but not limited to the development, manufacture. marketing, sale or licensing of any process or product or any other commercial purpose anywhere in the world, unless the Parties enter into an agreement specifying otherwise; and

13.1.2	to maintain the confidentiality of the Confidential Information and not to disclose it directly or indirectly to any other Person, save as permitted by Sections 13.2 and 13.3; and

13.1.3

at the request of the Disclosing Party, to return, delete or destroy all copies of the Confidential Information, in whatever form it is held, provided that the Receiving Party may retain one copy of the Confidential Information for the sole purpose of determining its obligations under this Agreement but may make no further use of such Confidential Information whatsoever.

13.2

Notwithstanding Section 13.1, the Receiving Party may disclose Confidential information to any of its Affiliates, and its and its Affiliates’ directors, employees and professional advisers, who need to know the Confidential Information in order to fulfil the purpose of this Agreement, provided that the Receiving Party shall procure that each such person to whom Confidential information is to be disclosed is made aware of the obligations contained in this Agreement prior to such disclosure; and adheres to such terms of this Agreement as if it were a Party to it.

13.3	Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

13.3.1

made in response to a valid order of a court of competent jurisdiction or other competent authority; provided, however, that the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash any such order or obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or authority or, if disclosed, be used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information that is legally required to be disclosed in response to such court or governmental order;

13.3.2

made by AstraZeneca or its Affiliates or sublicensees to a regulatory authority as may be necessary or useful in connection with any filing, application or request for a Health Registration Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.3.3

made by the Receiving Party to a patent authority as may be necessary or useful for purposes of obtaining or enforcing a Patent; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

13.3.4

otherwise required by law, provided, however, that the Receiving Party shall (a) provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (b) if requested by the Disclosing Party, seek confidential treatment with respect to any such disclosure to the extent available, and (c) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment; or

13.3.5

made by AstraZeneca or its Affiliates or sublicensees to Third Parties as may be necessary or useful in connection with the Exploitation of the Products as contemplated by this Agreement, including subcontracting or sublicensing transactions in connection therewith, provided such Third Parties are subject to obligations of confidentiality substantially equivalent to those entered into between AstraZeneca and Lonza Biologics under this Agreement.

Notwithstanding the foregoing, in the event that either Party is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body to disclose this Agreement, in whole or in part, the Parties shall reasonably agree on a redacted version of this Agreement as necessary to protect the Confidential information of the Parties prior to making such disclosure.

13.4	The provisions of Section 13.1 shall not apply to any Confidential Information which the Receiving Party can demonstrate to the reasonable satisfaction of the Disclosing Party:

13.4.1

was already in the possession of the Receiving Party or any of its Affiliates and at the Receiving Party’s or any of its Affiliates’ free use and disposal or in the public domain (through in each case no fault of the Receiving Party or any of its Affiliates or no breach of this Agreement by the Receiving Party) prior to its disclosure by the Disclosing Party hereunder; or

13.4.2	is purchased or otherwise legally acquired by the Receiving Party or any of its Affiliates at any time from a Third Party having good title thereto and the right to disclose the same; or

13.4.3	comes into the public domain, otherwise than through the fault of the Receiving Party or any of its Affiliates; or

13.4.4

is independently generated by the Receiving Party or any of its Affiliates without any recourse or reference to the Confidential Information disclosed by the Disclosing Party as can be reasonably evidenced by the Receiving Party.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.5

Without the prior written consent of the other Party, neither Party shall disclose to any Third Party either the fact that of the existence of this Agreement, the disclosures contemplated in this Agreement are taking place or have taken place or any of the terms, conditions of the status thereof at any time or any other facts in respect of a possible transaction between the Parties, save as set out in Article 17.

13.6	The obligations of each Party in this Article 13 shall survive:

13.6.1

with respect to Know-How relating LB Technology or Product, until the relevant Know-How satisfies the terms of Section 13.4.3 above, but in no event longer than [***] ([***]) [***] from the date of the disclosure; and

13.6.2	in relation to any other Confidential Information, for a period of [***] ([***]) [***] from the date upon which disclosure of such Confidential Information was made.

14.	Force Majeure

14.1

In this Agreement, “force majeure” shall mean any cause preventing either Party From performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented including, without limitation, strikes, lock-outs or other industrial disputes (whether involving the workforce of the Party so prevented or of any third Party), act of God, war, riot, civil commotion, malicious damage, compliance with any law or Governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood or storm.

14.2

If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by force majeure, that Party shall forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to force majeure, and shall subject to service of such notice and to Section 14.4, have no liability in respect of the performance of such of its obligations as are prevented by the force majeure event during the continuation of such events, and for such time after they cease as is necessary for that Party, using all reasonable endeavours, to recommence its affected operations in order for it to perform its obligations.

14.3

If either Party is prevented from performance of its obligations for a continuous period in excess of [***] ([***]) [***], the other Party may terminate this Agreement forthwith on service of written notice upon the Party so prevented, in which case neither Party shall have any liability to the other except that rights and liabilities which accrued prior to such termination shall continue to subsist.

14.4

The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of force majeure shall use all reasonable endeavours to bring the force majeure event to a close or to find a solution by which the Agreement may be performed despite the continuation of the force majeure event.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

15.	Severability

15.1	Should any provision of this Agreement, be held to be illegal, invalid or unenforceable in any respect by any judicial or other competent authority under the law of any jurisdiction:

15.1.1

such provision shall, so far as it is illegal, invalid or unenforceable in any jurisdiction, be given no effect by the Parties and shall be deemed not to be included in this Agreement in that jurisdiction; and

15.1.2	the other provisions of this Agreement shall be binding on the Parties in that jurisdiction as if such provision were not included herein; and

15.1.3	the legality, validity and enforceability of the provision in any other jurisdiction shall not be affected or impaired; and

15.1.4

the Parties agree to negotiate in good faith to amend such provision for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without impairing the Parties’ original interests and without rendering such provision invalid or unenforceable.

16.	Variation and Amendments

This Agreement may only be varied or amended in accordance with Section 5.1 or otherwise by agreement in writing and signed by or on behalf of the Parties.

17.	Public Announcements

17.1

Save as expressly permitted by the terms of this Agreement, neither Party shall make any announcement about the existence of this Agreement, the subject matter of this Agreement or the Work Programme without the prior written consent of the other.

17.2

If any announcement concerning the existence of this Agreement, the subject matter of this Agreement or any ancillary matter is required of a Party by law or any securities exchange or regulatory or governmental body to which either Party is subject, the announcement shall only be made if reasonably practicable after agreement with the other Party as to the terms of and timetable for publication of any announcement and the consent of the other Party shall not be unreasonably withheld or delayed.

18.	Agency, Partnership or Joint Venture Excluded

18.1	Nothing in this Agreement shall be construed so as to constitute either Party to be the agent of the other.

18.2

Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute a partnership, joint venture association or other co-operative entity of any kind between the Parties.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

19.	Assignment and Affiliates

19.1

Save as specified in Section 19.2, neither Party shall without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed) assign, transfer, charge or deal in any other manner with this Agreement or any of its rights under it, or purport to do any of the same, nor sub-contract any or all of its obligations under this Agreement.

19.2

Either Party shall be entitled to assign its rights under this Agreement to an Affiliate provided that such Party shall procure that any such Affiliate to whom it assigns any of its rights under this Agreement shall assign such rights back to such Party immediately before ceasing to be an Affiliate of such Party. Any assignment made pursuant to this Section 19.2 shall be on the condition that no such assignment shall relieve the relevant Party of any of its obligations under this Agreement.

19.3

If any Affiliate of AstraZeneca wishes to disclose Confidential Information to Lonza Biologics or otherwise enter into an Agreement with Lonza Biologics in the same terms as this Agreement, it may do so by sending to Lonza Biologics a letter substantially in the form of the drag set out in the Exhibit to this Agreement, and having attached to it one or more Product Schedules in the same form as the Product Schedule(s), or by separate agreement in writing between such Affiliate and Lonza Biologics. Lonza Biologics shall not be obligated to enter into an agreement with an Affiliate of AstraZeneca.

20.	Remedies and Waivers

20.1	No delay or omission on the part of any Party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement shall:

20.1.1	impair such right, power or remedy; or

20.1.2	operate as a waiver thereof.

20.2

The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

20.3	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

21.	Notices

21.1.1	All notices and other communications given or made in relation to this Agreement:

21.1.2	shall be in English and in writing; and

21.1.3	shall be delivered by hand or sent by registered post (airmail if abroad) or facsimile; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

21.1.4

shall be delivered or sent to the Party concerned at the relevant address or facsimile number, shown in Section 21.2 subject to such amendments as may be notified from time to time in accordance with this Section by the relevant Party to the other Party by no less than three (3) Business Days’ notice; and

21.1.5	shall be deemed to have been duly given or made if addressed in the aforesaid manner:

a)	if delivered by hand, upon delivery; or

b)	if posted by registered post, at the earlier of the time of delivery and 10.00 a.m., on the second Business Day after posting (or the fifth Business Day after posting if sent by airmail); or

c)

if sent by facsimile, when the sender’s facsimile system generates a message confirming successful transmission or the total number of pages of the notice unless, within eight (8) business hours after that transmission, the recipient informs the sender that the recipient has not received the entire notice. The facsimile must be followed up by a paper copy by post within five (5) Business Days;

provided that if any notice or other communication would otherwise become effective on a non-Business Day or after 5.00 p.m. on a Business Day, it shall instead be deemed to be given or made at 10.00 a.m. on the next Business Day.

21.2	The initial details for the purposes of Section 21.1 are:

For AstraZeneca

Västra Mälarehamnen 9,

5-151 85 Södertälje,

Sweden

Facsimile: +46 (0) 8 553 290 00

For the attention of: Assistant General Counsel

with a copy to; Director of Bio Process R&D

For Lonza Biologics

Lonza Biologics Plc

228 Bath Road, Slough, S11 4DX

Facsimile: +44 1753 777001

For the attention of: Head of Legal Services

22.	Entire Agreement

22.1

This Agreement (together with the Product Schedules incorporated herein from time to time), together with any Confidentiality Agreement between the Parties, represents the entire agreement between the Parties in relation to the subject matter of this Agreement and supersedes any previous agreement or arrangement between the Parties in relation to the subject matter, whether written or oral or which might be construed from the conduct of the Parties, Accordingly, all other conditions, representations and warranties which would otherwise be implied (by law or otherwise) shall not form part of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

23.	Contracts (Rights of Third Parties) Act 1999

A person who is not a Party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Agreement. This Section does not affect any right or remedy of any person, which exists or is available otherwise than pursuant to that Act.

24.	Governing Law & Disputes

This Agreement shall be governed by and construed in accordance with the laws of England and Wales. The Parties hereby submit to the non-exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Agreement.

25.	Counterparts

This Agreement is executed in two (2) counterparts, each of which when executed and delivered shall be deemed to constitute an original. This Agreement shall become effective when one or more counterparts have been signed by each of the Parties and such a counterpart (so signed) has been delivered to the other Party.

Execution

THIS AGREEMENT IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

STONED far and on behalf of AstraZeneca AB (publ)	SIGNED for and on behalf of Lonza Biologics Plc

/s/ [***]	/s/ [***]
Signature	Signature

Name: [***]	Name: [***]

Title:	Executive Vice President Global Discovery Research	Title:	Director

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 1

to Licenses and Services Agreement

Form of side letter for Affiliates of AstraZeneca

[On the letterhead of the AstraZeneca Affiliate which is not Party to the original Licenses and Services Agreement]

[Name and address of Lonza Biologics Plc]

[Date]

Dear Sirs

Licenses and Services Agreement dated [    ] 2005 between AstraZeneca AB and Lonza Biologics Plc (“the Agreement”).

With effect From the date upon which you countersign this letter, or such earlier date as may be specified in the attached Product Schedule, you agree that you and we shall be deemed to have entered an agreement in the form of the Agreement, save that references in the Agreement to:

“AstraZeneca” shall be deemed to be references to us;

“Parties” and to all other terms shall be construed accordingly;

‘‘Product Schedule(s)” shall be deemed to be references to the attached Product Schedule and to any amendments to that Product Schedule, or additional Product Schedules to this letter, agreed in writing between us from time to time; and

“Product(s)” shall be deemed to be references to the Product(s) listed in the attached Product Schedule and in any amendments to such Product Schedule, or in any additional Product Schedules; agreed in writing between us from time to time.

The address for service of notices on us is as follows:

[                     ]

[Drafting note: consider any other provisions, which may need to be amended]

Yours faithfully

AstraZeneca	Agreed and accepted for and on behalf of Lonza Biologics Plc

Signature	Signature

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Name:	Name:

Title:	Title:

Date:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 2

Patents

1. [***]

[***]

Territory	Application Date	Application No.	Patent No.	Expiry Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*[***]

2. [***]

[***]

Territory	Patent Application or * Patent Number	Patent Expiry Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

+[***]

3. [***]

[***]

Territory	Patent Application or * Patent Number	Patent Expiry Date
[***]	[***]	[***]
[***]	[***]	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[***]	[***]	[***]
[***]	[***]	[***]

*[***]

l[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT No. 1

This Amendment No. 1 (“Amendment”) to the Licenses and Services Agreement dated 21 January 2005 by and between

(1) AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Sodertalje, Sweden (“AstraZeneca”); and

(2) Lonza Sales AG, a company incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (“Lonza”)

(the “Agreement”) is made effective as of the 20 March 2009 (“Amendment Effective Date”).

Recitals

(A) WHEREAS, AstraZeneca and Lonza Biologics Plc (a company incorporated in England under company number 02742471, whose registered office is situated at 228 Bath Road, Slough, Berkshire, SL1 4DX) (“Lonza Biologics”) entered into the Agreement.

(B) WHEREAS, in a Novation Agreement dated 1 January 2007 between AstraZeneca and Lonza Biologics, the Agreement was novated from Lonza Biologics to Lonza.

(C) WHEREAS, the Parties desire to amend, modify and restate certain terms its and conditions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

26.	Definitions

26.1	Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

27.	Modifications

27.1	Exhibit 2 of the Agreement shall be amended to include the content of Schedule 1 to this Agreement.

27.2	Section 1.7 of the Agreement shall be amended to read as follows:

“1.7

“Competing Contract Manufacturer” means any Third Party who undertakes or performs more than fifty percent (50%) of their business as a third party manufacturer of monoclonal antibodies or therapeutic proteins or any product of a similar nature to that which this Agreement relates.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

27.3	Section 5.1 of the Agreement shall be amended to read as follows:

“5.1

Each time AstraZeneca wishes a new product to be added to and come within the scope of this Agreement for the Product to be covered by the licence to the LB Technology herein or parts thereof but without any Services being provided by Lonza Biologics, AstraZeneca shall prepare, in duplicate, a Product Schedule for such product. Each such Product Schedule shall be consecutively numbered and shall contain a description of the Product.

Each time the Parties agree that a new product should be added to and come within the scope of this Agreement for the Product to be covered by the licence to the LB Technology herein or parts thereof in conjunction with Services to be provided by Lonza Biologics, the Parties shall prepare and agree, in duplicate, a Product Schedule for such product. Each such Product Schedule shall be consecutively numbered and shall contain at least the following sections:

5.1.1	Part A: description of the Product; and

5.1.2	Part B: description of the Work Programme and Specification intended for the Product and if any, a listing of the AstraZeneca Material to be transferred; and

5.1.3	Part C: provisions regarding any financial consideration in relation to the Product including any agreed provisions relating to the termination or cancellation of the relevant Work Programme; and

5.1.4	Part D: (if agreed at the date of execution of the relevant Product Schedule) the principal supply terms agreed for the supply of the Product following the Work Programme.

5.1.5

As Appendix to the Product Schedule: Quality Agreement, to be updated and agreed at least [***] ([***]) [***] prior to the commencement of any Services requiring cGMP compliance performed by Lonza Biologics.

To the extent that there is a conflict between or ambiguity relating to, on the one hand, the quality requirements in the Quality Agreement and, on the other, the Product Schedule Part B, the wording of the Quality Agreement shall prevail.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

27.4	Section 6.3 of the Agreement shall be amended to read as follows:

“6.3

When AstraZeneca or Strategic Partners manufacture(s) the Product (or End Product) being a therapeutic pharmaceutical product in humans, AstraZeneca, shall pay annual license fees as set out below for such licenses granted under Sections 6.1 and 6.2 payable from the Commencement of Phase 2 Clinical Study until the expiry of the last relevant patent (depending on which cell line is used for such Product) under the LB System Technology in Exhibit 2 during such calendar years:

6.3.1	Product (or End Product) no 1: [***] (£[***])

6.3.2	Products (or End Products) no 2-4: [***] (£[***])

6.3.3	Product (or End Product) no 5 — onwards: [***] (£[***]).

For avoidance of doubt, the first Product (or End Product) manufactured by AstraZeneca or a Strategic Partner to reach the Commencement of Phase 2 Clinical Study shall be considered to be the Product (or End Product) no 1 according to subsection 6.3.1, the second Product (or End Product) manufactured by AstraZeneca or a Strategic Partner to reach Commencement of Phase 2 Clinical Study shall be considered to be Product (or End Product) no 2 according to subsection 6.3.2 and so forth.”

27.5	Section 6.4 of the Agreement shall be amended to read as follows:

“6.4

When AstraZeneca or Strategic Partners manufactures the Product (or End Product) being a therapeutic pharmaceutical product in humans using the LB System Technology and the LB Media and Feeds Technology, AstraZeneca shall be invoiced a one-off license fee per Product, for Product (or End Product) no 1 of [***] (£[***]), Products (or End Products) no 2-4 [***] (£[***]), and product (or End product) no 5 — onwards [***] (£[***]) on the date of the first administration in humans. Such invoices on Products may be sent until the expiry of the last relevant patent under the LB System Technology and the LB Media and Feeds Technology in Exhibit 2, depending on which cell line is used for such Product.”

27.6	Section 6.7 of the Agreement shall be amended to read as follows:

“6.7

In case AstraZeneca sublicense the LB System Technology for the manufacturing of Products (or End Product) being a therapeutic pharmaceutical product in humans to Competing Contract Manufacturers or Third Parties, AstraZeneca shall pay annual sublicense fee of GBP [***] (£[***]) per Product for the duration of such sublicense arrangements, but in no event is such sublicense fee due or payable prior to the date of the first Product to be manufactured according to GMP requirements by such third party and not after the expiry of the last relevant patent to expire (depending on which cell line is used for such Product) under the LB System Technology in Exhibit 2.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

27.7	Subsections 6.10.1, 6.10.2 and 6.10.3 of the Agreement shall be amended to read as follows:

“6.10.1

Royalty Patent Term: AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Product (or End Product), on the date of First Commercial Sale of such Product (or End Product) in such country. The obligation shall expire, on a country-by-country basis, with respect to each separate Product (or End Product), on the expiration date in such country of the last to expire of any relevant issued Patent (depending on which cell line is used for such Product) in Exhibit 2; or

6.10.2

Royalty Know-How Term: AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Product (or End Product), on the date after the expiry date in such country of the last to expire of any relevant issued Patent (depending on which cell line is used for such Product) on the LB System Technology in Exhibit 2. The obligation shall expire, on a country-by-country basis, with respect to each separate Product (or End Product), [***] ([***]) [***] after the commencement date of such royalty for each Product (or End Product).

6.10.3

Royalty Patent Term of LB Media and Feeds Technology: AstraZeneca’s obligation to pay royalties shall commence, [***], on the date of First Commercial Sale of such Product (or End Product) in such country. The obligation shall expire at the [***] in Exhibit 2.”

27.8	The first paragraph of Section 2.1 of the Research Evaluation Agreement (Exhibit 3 to the Agreement) shall be amended to read as follows:

“2.1

Following the signature of this Agreement by both parties, but only upon AstraZeneca’s request, Biologics shall arrange for supply Ex Works Biologics’ premises, Slough, Berkshire, (Incotemis 2000) to AstraZeneca two (2) sets of the following:”

27.9	Section 5.2 of the Research Evaluation Agreement (Exhibit 3 to the Agreement) shall be amended to read as follows:

“5.2

In consideration of the rights to carry out the Research Evaluation granted by Biologics to AstraZeneca and its Affiliates, AstraZeneca shall be invoiced by Biologics the amount of [***] (£[***]) upon signature by both parties of this Agreement.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

27.10	Section 5.3 of the Research Evaluation Agreement (Exhibit 3 to the Agreement) shall be amended to read as follows:

“5.3

At every extension of the duration of the Research Evaluation as provided in Clause 3, Biologics shall invoice AstraZeneca [***] (£[***]) for the extended Research Evaluation period for [***] ([***]) [***] following the initial [***] following the initial [***] ([***]) month period and each further [***] ([***]) month period of the Research Evaluation.”

28.	Product Aggregation

28.1	Notwithstanding anything to the contrary in the Agreement, the Parties acknowledge and agree that the method of determining whether a Product (or End Product) is:

28.1.1	Product (or End Product) number 1;

28.1.2	Product (or End Product) number 2-4;

28.1.3	Product (or End Product) number 5;

shall be based not upon the number of Products (or End Products) manufactured by the AstraZeneca Affiliate in question, but upon the number of Products (or End Products) manufactured by all of the AstraZeneca Affiliates, in aggregate.

For clarity, at Clause 6.3.3 this means that if MedImmune, Inc. manufactures four (4) Products (or End Products), and subsequently MedImmune Limited manufactures one (1) Product (or End Product), then because this latter Product would be Product number 5, neither MedImmune Limited nor MedImmune, Inc. (nor any other member of the AstraZeneca group) shall be liable for an annual licence fee for such Product (or End Product).

29.	Amendment Effective Date

29.1	This Amendment shall become effective on the Amendment Effective Date.

30.	Affiliates

30.1

Each agreement (if any) executed before the Amendment Effective Date by Lonza and an Affiliate of AstraZeneca, which agreement is substantially the same as the Agreement (including without limitation each agreement based on the letter contained in the Exhibit to the Agreement), shall be deemed to be amended in line with this Amendment, as if it had been executed after the Amendment Effective Date.

31.	Entire Agreement

31.1

This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability for fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

32.	Governing Law & Disputes

32.1

This Amendment shall be governed by and construed in accordance with the laws of England and Wales. The Parties hereby submit to the non-exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Agreement.

Execution

THIS AMENDMENT IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

SIGNED for and on behalf of AstraZeneca AB (publ):	SIGNED for and on behalf of Lonza Sales AG:

[***]	[***]
Signature	Signature:
Name: [***]	Name: [***]
Title: Authorised Signatory	Title:

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SCHEDULE 1

4.
Lonza Reference:	[***]
Priority Date:	[***]
Title:	[***]
Inventors:	[***]
[***]

Territory	Patent Number	Patent Expiry Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

+	Includes Austria, Belgium, France, Germany, Greece, Italy, Luxembourg, Netherlands, Spain, Sweden, Switzerland and United Kingdom

5.
Lonza Reference:	[***]
Priority Dates:	[***]
Title:	[***]
Inventors:	[***]
[***]

Territory	Patent Number	Patent Expiry Date
[***]*	[***]	[***]
[***]*	[***]	[***]
[***]	[***]	[***]
[***]+*	[***]	[***]
[***]*	[***]	[***]
[***]*	[***]	[***]
[***]	[***]	[***]

+	Includes Austria, Belgium, France, Germany, Italy, Luxembourg, Netherlands, Sweden and Switzerland

*	Patent has now expired in these countries

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.